Exhibit 10.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTEGRATED SURVIVABILITY TECHNOLOGIES	1ST LIMITED First Floor, Building 330, The Crescent, Bristol Business Park, Bristol, BS15 1E1, England, UK Tel :+44 (0)117 931 9860 Fax: +44 (0)11 7 979 8341 E-mail: info@i-s-t-l.com

Force Protection Industries Inc

9801 Highway 78

Ladson

SC 29456

For the attention of Otis Byrd

20th April 2011

Dear Otis,

CONTRACT REFERENCE SUVC1/0208 – WOLFHOUND DESIGN, DEVELOPMENT, MANUFACTURE AND

SUPPORT PROGRAMME – CONTRACT AMENDMENT NO. 7 TO THE FPII WOLFHOUND SUB-CONTRACT

As you are aware, on or about 1 April 2009:

A.           Integrated Survivability Technologies Limited (IST) entered into Contract No. SUVC1/0208 with the MoD (WOLFHOUND Contract) ; and

B.             IST and Force Protection Industries Inc (FPII or the Contractor) entered into a sub-contract in respect of the WOLFHOUND Contract (FPII WOLFHOUND Sub-Contract).

IST proposes that the FPII WOLFHOUND Sub-Contract shall be amended as follows:

1.                                       DEFCON 110 — Schedule of Requirements

Delete DEFCON 110 Schedule of Requirements (version 6.0 dated 22 November 2010).

Insert new DEFCON 110 Schedule of Requirements attached (version issue 7.0 dated 18th April 2011).

The prices detailed within the DEFCON 110 Schedule of Requirements shall remain Maximum Provisional Prices in accordance with DEFCON 643 as amended in Contract SUVC1/0208. Following IST’s unconditional acceptance of Amendment No. 7 to Contract SUVC1/0208, the Contractor shall provide IST with all information and support IST reasonably requests in relation to the Authority’s pricing clarifications.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTEGRATED SURVIVABILITY TECHNOLOGIES	1ST LIMITED First Floor, Building 330, The Crescent, Bristol Business Park, Bristol, BS15 1E1, England, UK Tel :+44 (0)117 931 9860 Fax: +44 (0)11 7 979 8341 E-mail: info@i-s-t-l.com

2.                                       ANNEX AA — Task Approval Form 019

Insert Annex AA - Task Approval Form 019 Supply of MASTIFF III THOR 15 and Attrition Base Vehicles (Version 7.0 dated 18 April 2011) from the Prime Contract (attached) as “Schedule 19 Task Authorisation Form (TAF) 019” (TAF 019).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTEGRATED SURVIVABILITY TECHNOLOGIES	1ST LIMITED First Floor, Building 330, The Crescent, Bristol Business Park, Bristol, BS15 1E1, England, UK Tel :+44 (0)117 931 9860 Fax: +44 (0)11 7 979 8341 E-mail: info@i-s-t-l.com

Insert:

Annex A to TAF 19

Annex B to TAF 19

Annex C to TAF 19

Annex D to TAF 19

Annex E to TAF 19

Annex F to TAF 19

3.                                       Amendments apply only to items procured under TAF 019

The amendments to the FPII Sub-Contract detailed in this letter shall apply only to the items to be provided by FPII to IST pursuant to TAF 019.

Please confirm your unqualified acceptance of the amendments proposed in this letter by completing and returning the enclosed Acceptance of Offer of Amendment to Sub-Contract form within 7 days of this dated letter. The FPII Sub-Contract will not be amended until we are in receipt of such Acceptance form.

Yours sincerely

/s/ Michael Linton

Michael Linton MBE
Managing Director
Integrated Survivability Technologies Limited

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTEGRATED SURVIVABILITY TECHNOLOGIES	1ST LIMITED First Floor, Building 330, The Crescent, Bristol Business Park, Bristol, BS15 1E1, England, UK Tel :+44 (0)117 931 9860 Fax: +44 (0)11 7 979 8341 E-mail: info@i-s-t-l.com

Name and Address of Contractor Force Protection International, Inc 9801 Highway 78 Building No. 1 Ladson SC 29456	INTEGRATED SURVIVABILITY TECHNOLOGIES LIMITED Schedule of Requirements WOLFHOUND Design, Development, Manufacture and Support Programme	Purchase Order: ISTPO9001 Issued with: ANNEX AA TAF 019 Version 01 Dated: 18th April 2011 Version: Issue 7.0

TABLE 1 ARTICLES REQUIRED
Item No	MOD Stock Reference NATO Stock number Stores reference no. or Catalogue number	Specification number Drawing number Part number	Description (CDRL References are at the SOW at Annex A to Contract)	Quantity/ Pricing	Max Provisional Price Each $ (EX VAT)

1 2 3	Provision of WOLFHOUND base vehicles to production standard in the following variants (CDRL’s 1-2):

a)     Patrol Vehicles with load bed

i)      Patrol Vehicles (TSV requirement)

ii)     Patrol Vehicles (THOR 14 Requirement)

b)     Military Working Dogs Support Unit (MWDSU) Vehicles

c)     Patrol Vehicles for trials and testing

d)     Explosive Ordnance Disposal (EOD) Vehicles

i)      EOD Vehicles (TSV requirement)

ii)     EOD Vehicles (EOD requirement)

				[***] / Max Ea [***] / Max Ea [***] / Max Ea [***] / Max Ea [***] / Max Ea [***] Max/ Ea	$[***] $[***] $[***] $[***] $[***] $[***]
	Provision of Technical Design Packs for the following WOLFHOUND vehicle variants (CDRL 3), SOR Items 1 a) to d).			1 per vehicle variant/ Max Ea	FOC
	Provision of support for the following AESP technical publications covering the WOLFHOUND vehicle variants at SOR Items 1 a) to d) (CDRL 9):				$[***]

a)     Cat 101 — Purpose and Planning Information

b)    Cat 111 — Equipment Support Policy Directive (supplied by the Authority)

c)     Cat 201 — Operating Information

d)    Cat 421 — Installation Instructions and Preparation for Special Environments (VIKs)

e)     Cat 512 — Failure Diagnosis

f)      Cat 522 — Maintenance Instructions

g)     Cat 532 — Inspection Standards

h)     Cat 601 — Maintenance Schedules

i)      Cat 711/721 — Illustrated Parts Catalogues/Commercial Parts Lists

j)      Cat 741/751 — Complete Equipment Schedule (Simple Equipment)/(Complex Equipment)

k)     Cat 811 — Modification Instructions

4	Supply of Certificate of Conformity (C of C) with the production of one copy of the AESP technical publications SOR Item 3 a) to k) (CDRL 17)			1 copy plus 1 electronic copy

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTEGRATED SURVIVABILITY TECHNOLOGIES	1ST LIMITED First Floor, Building 330, The Crescent, Bristol Business Park, Bristol, BS15 1E1, England, UK Tel :+44 (0)117 931 9860 Fax: +44 (0)11 7 979 8341 E-mail: info@i-s-t-l.com

5	Provision of Support & Test Equipment — Complete Equipment Schedule (CES) for the WOLFHOUND vehicle variants at SOR Item 1a) to 1d) (CDRL 18)	[***] / Max Ea 1 CES per vehicle (including Blast vehicle)	$[***]

6	Provision of Support & Test Equipment — Special Tools & Test Equipment (STTE) for the WOLFHOUND base vehicle variants at Item 2a and 2b above (CDRL 19)	[***] sets for 97 vehicles	Total - $[***]

7	Provision of DEFCON 82 Initial Supply of Spares to support the following WOLFHOUND Vehicle Variants for 1 year duration (CDRL 8)	Initial Spares to support 97 vehicles for 1 year/Max Lot

	a) Patrol Vehicles at SOR Items I a) and I c) b) MWDSU and EOF Vehicles at SOR Items 1b) and 1d) i) c) EOD Vehicles at SOR Item 1d) ii)		$[***] $[***] $[***]

8	Supply of Documentation for NATO Codification for the WOLFHOUND Vehicle Variants(CDRL 9)	1 copy plus 1 electronic copy/ Max Lot	N/A

9	Supply of Initial Equipment Repairables List for the WOLFHOUND Vehicle Variants (CDRL 10)	1 copy plus 1 electronic copy/	N/A

10	Support to the provision of Train the Trainer (Operator) familiarisation courses for the WOLFHOUND Vehicle Variants at SOR Items 1a) to 1d) (CDRL 12)	TBC following TNA	N/A

11	Support to the provision of re-usable training package (Operator Train the Trainer Package) the WOLFHOUND Vehicle Variants at SOR Items 1a) to 1d) (CDRL 14)	TBC	N/A

12	Support to the provision of Train the Trainer (Maintainer) familiarisation courses for the WOLFHOUND vehicle variants at SOR Items 1 a) to 1 d) (CDRL 13)	TBC	N/A

13	Support to the provision of f re-usable training package (Maintainer Train the Trainer Package) for the WOLFHOUND vehicle variants at SOR Items 1 a) to1 d) (CDRL 15)	TBC	N/A

14	Provision of the following Field Service Representative (FSR) for trials and testing (See Para 2.18 of SOW):
	a) Familiarisation training, 1 FSR, 1 week b) FSR Trials Support 16 weeks (extended by 4 weeks) c) FST Trials Support, 16 weeks d) Trails Support Spares e) Qty 1 Representative Blast Vehicle	[***] /Ea [***] /Ea [***] /Ea [***] lot	$[***] $[***] $[***] $[***] $[***]

15

Provision of the following Tests, Reports and Documentation

a)     Monthly Progress Reports (CDRL 24)

b)     Obsolescence Report (CDRL 20)

c)     Disposal Report (CDRL 21)

d)     Support to the UK Type Approval Report (CDRL 26)

e)     Support to the JADTEU Transportability and Tie Down Schemes (CDRL 27)

f)      Logistic Support Analysis Reports (CDRL 7)

		1 Copy plus 1 electronic Copy of each	$[***] $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTEGRATED SURVIVABILITY TECHNOLOGIES	1ST LIMITED First Floor, Building 330, The Crescent, Bristol Business Park, Bristol, BS15 1E1, England, UK Tel :+44 (0)117 931 9860 Fax: +44 (0)11 7 979 8341 E-mail: info@i-s-t-l.com

16	Provision of the following Plans and Documentation: a) Quality Management Plan and Strategy (QMAPS) document (CDRL 22)	See FPII SOW	FOC

b)     Programme Management Plan (CDRL 23)

c)     Configuration Management Plan (CDRL 28)

d)     Joint Risk and Opportunity Management Plan (ROMP) (CDRL 29)

e)     Integrated Support Plan and updates (CDRL 4)

f)      ILS Element Plans and updates (CDRL 5)

g)     Logistic Support Analysis (LSA) Plan and updates (CDRL 6)

h)     Risk Register (CDRL 30)

i)      Government Furnished Assets (GFA) List (CDRL 32)

FOC FOC FOC FOC FOC FOC FOC FOC
17	Attendance at the following Meetings and Reviews: a) Design Reviews and provision of minutes b) ILS Review Meetings and Minutes c) Monthly Progress Meetings	See FPII SOW
Option prices for additional quantities of Patrol Vehicles and date by which these options must be exercised:
18	UK Financial Year 2009/2010
	a) 1-50 b) 51-150 c) 151+	Per Vehicle	$[***] (1) “ “
19	UK Financial Year 2010/2011 a) 1-50
20	b) 51-150 c) 151+ UK Financial Year 2011/2012 a) 1-50 b) 51-150 c) 151+	Per Vehicle Per Vehicle	$[***] “ “ $[***] “ “
21

Indicative quantities and prices for FSR’s based on the fleet quantities of WOLFHOUND vehicles, for operation (See Para 2.6.6 of SOW) to be confirmed following FSR Scoping Study Report

a)     In the UK - 2 FSRs

b)     On Operational Deployment — 8 FSRs

TBC TBC
22	Parts & Labour Warranty per vehicle in accordance with Annex R to Sub Contract Agreement for 1 year duration		Inc. in vehicle price.
23	Reliability Warranty per vehicle in accordance with Annex S to Sub Contract Agreement for 1 year duration		Inc. in vehicle price.
24	Air Transportation of 2 WOLFHOUND base vehicles from the US to the UK		$[***]
25	Supply of Qty 11 Mastiff III Talisman Base Vehicles in accordance with Schedule 8 (Annex Z) — Tasking Order Form: TAF 016		$[***]

(1)   This reduced rate available due to NRE/ tooling already having been paid for i.e. amortised.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTEGRATED SURVIVABILITY TECHNOLOGIES	1ST LIMITED First Floor, Building 330, The Crescent, Bristol Business Park, Bristol, BS15 1E1, England, UK Tel :+44 (0)117 931 9860 Fax: +44 (0)11 7 979 8341 E-mail: info@i-s-t-l.com

26	Supply of MASTIFF III THOR 15 and Attrition Base Vehicles with Schedule X (Annex AA) — Tasking Order Form: TAF 019
	a. MASTIFF III Improvised Explosive Device Disposal (IEDD) Vehicles b. MASTIFF III Electronic Counter Measures (ECM) Vehicles c. Troop Carrying Variant (TCV)	7 6 34	$[***] $[***] $[***]

Provision of Eighteen (18) SDRLs in accordance with Paragraph 11 of Annex A FPII Statement of Work (SOW) for the United Kingdom Mine Resistant Ambush Protected (MRAP) MASTIFF 6x6 DCS-13 dated 14 April 2011

Non Recurring Engineering (NRE) for the MASTIFF III THOR 15 Base Vehicles — Delivery of E BOM

		See Annex E 1	$[***] $[***]

TABLE 2               PACKAGING REQUIREMENTS

Item No	Packaging specifications/special markings etc.	Estimated Quantity	Adjustment	Estimated Quantity	Adjustment	Estimated Quantity	Adjustment

All	Packaging in accordance with DEFCON 129 and the ILS Plan at Annex I to Sub Contract Agreement.

TABLE 3               DELIVERY OF ARTICLES

Item No	Start	Rate	Finish
	Refer to Annex B — Delivery Schedule			CONDITIONS OF CONTRACT This contract is subject to: The Sub Contract Agreement ref IST/SC/SCA/001 dated 14th of May 2009

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTEGRATED SURVIVABILITY TECHNOLOGIES

Acceptance of Contract

To	Mr Mike Linton, IST - Managing Director, 1st Floor, Building 330, The Crescent, Bristol
Business Park, Coldharbour Lane, Bristol, BS16 1EJ.

We acknowledge receipt of your Contract Award Letter Reference and dated as below

Contract Amendment No. 7 To The FPII WOLFHOUND Sub-Contract	20th April 2011

and confirm that we accept the offer, in whole contained therein.

Signed:
/s/ Joseph Bolmarcich	Dated this 20 day of
NAME Joseph Bolmarcich Director of Contracts Signature of this DEFFORM constitutes acceptance of IST’s offer, thereby creating a legally binding amendment to the Contract	April (month) 2011 (year)

In the capacity of: Director of Contracts (e.g. Director, Manager, Company Secretary etc	Address: 9801 Hwy 78 Ladson, SC 29456 USA

Duly authorised to sign contracts for and on behalf of Force Protection Industries, Inc.	Telephone: 843-693-6473

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex A
Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

STATEMENT OF WORK FOR THE UNITED KINGDOM
MINE RESISTANT AMBUSH PROTECTED (MRAP)
MASTIFF MK2.5 6X6 DCS-47

1.  GENERAL

1.1  OVERVIEW.

IST has a requirement for the procurement of Mine Resistant Ambush Protected (MRAP).  This Statement of Work defines the effort required to procure and deliver version Mastiff MK2.5 6X6.

1.2  PROGRAM DESCRIPTION.

MRAP vehicles are armored vehicles with a blast resistant underbody designed to protect the crew from mine blasts, fragmentary and direct fire weapons. Category II vehicles support operations in an urban environment and other restricted / confined spaces; including mounted patrols, reconnaissance, communications, and command and control.

1.3  PERFORMANCE SPECIFICATIONS.

The MRAP standard requirements for the vehicle build are located in the performance specifications. If there is a conflict between the Statement of Work and the performance specification, then the SOW takes precedence.

2.  GUIDANCE DOCUMENTS

Use document revision levels in effect at contract award

Current Reference	Title

MIL-STD 129	MARKING FOR SHIPMENT

MIL-DTL-53072	CHEMICAL AGENT RESISTANT COATING (CARC) SYSTEM APPLICATION PROCEDURES AND QUALITY CONTROL INSPECTION

MIL-STD-810	TEST METHOD STANDARD: ENVIRONMENTAL ENGINEERING CONSIDERATIONS AND LABORATORY TESTS

MIL-STD-1474	DESIGN CRITERIA STANDARD, NOISE LIMITS

MIL-STD-2073-10	PRACTICE FOR MILITARY PACKAGING

MIL-STD-130	IDENTIFICATION MARKING OF U.S. MILITARY PROPERTY

MIL-STD-642	IDENTIFICATION MARKING OF COMBAT AND TRASNPORT VEHICLES

MIL-PRF-11021	SWITCH, VEHICULAR LIGHTS: 28 VOLT DC

Annex A Page 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex A
Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

MIL-STD-1179	MILITARY STANDARD, LAMPS, REFLECTORS AND ASSOCIATED SIGNALING EQUIPMENT FOR MILITARY VEHICLES

MIL-STD-1472	DESIGN CRITERIA STANDARD: HUMAN ENGINEERING

DEFCON 90	COPYWRITE

AWS D1.1	STRUCTURAL WELDING CODE — STEEL

DEF-STAN 05-129	CONTRACTORS ON DEPLOYED OPERATIONS (CONDO) — PROCESSES AND REQUIREMENTS

3.  MEETINGS / CONFERENCES/REVIEWS

3.1  GENERAL.

The Contractor shall support the following meetings, conferences and reviews required in this scope of work. Persons who are subject matter experts and are familiar with the issues to be discussed shall attend. The Contractor shall identify as a key person / representative a lead Point of Contact (POC) who can ensure contractor resources are applied. At least one (1) representative each from the Contractor and IST shall have authority to resolve any issues raised at the meetings. Wherever possible, meetings shall be scheduled in tandem to minimize the use of personnel resources and travel expenses. Meetings shall include:

•      Post-Award Conference (PAC) (3.2.)

•      First Article Acceptance (3.4.)

•      In-Process Telecommunication (IPT) (3.5.)

•      Program Management Review (PMR) (3.6.)

3.2  POST-AWARD CONFERENCE.

A Post-Award Conference (PAC) shall be held at the Contractor’s facility within thirty (30) days after delivery order issue. The purpose of the PAC is for the contractor to review and demonstrate to IST the management procedures, provide progress assessments, review of technical and other specialty area status, and to establish schedule dates for near term critical meetings/actions. The Contractor shall present management, key personnel, and program implementation processes.

3.3  FIRST ARTICLE ACCEPTANCE.

The Contractor shall conduct an initial vehicle inspection review to be held at the manufacturer’s facility.

3.4  IN-PROCESS TELECOMMUNICATION (IPT).

Telecommunication conferences will be conducted when requested by IST.

Annex A Page 2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex A
Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

3.5  PROGRAM MANAGEMENT REVIEWS (PMR).

The Contractor shall participate in Program Management Reviews (PMR), to be conducted approximately every six (6) months for the duration of the contract. PMR status packages shall be distributed five (5) days in advance of the meeting. Contractor’s format is acceptable as long as technical status, schedule, risks, and issues/concerns are presented at a minimum. The reviews shall not exceed two (2) days, sixteen (16) hours.

SDRL Approval.

Approval/comment time frame will be as specified in this SOW. No response within the specified time frame, or thirty (30) days if not specified, shall be an acceptance.

3.6  PROGRESS MEETINGS

Two progress meetings will be held either at the Contractors premises and shall be at the expense of the Contractor. The Contractor will be responsible for taking minutes at all meetings and shall provide these minutes to IST no later than five (5) business days after each meeting for subsequent agreement with IST that they represent an accurate record of the meeting. IST shall notify the Contractor within five (5) business days of their acceptability or otherwise. The Contractor shall maintain for the duration of the Contract a written record of all meetings held and resultant actions.

SDRL A018 DI-ADMIN-81505 REPORT, RECORD OF MEETING MINUTES

The Contractor and IST agree to jointly monitor performance. Assessment of the Contractors performance shall form part of the regular progress meetings referred to in the Statement of Work.

SDRL A001 DI-MGMT-80368A STATUS REPORT

3.7  RISK MANAGEMENT

The Contractor and IST shall undertake joint risk management. The Contractor and 1ST shall develop and the Contractor shall produce and deliver, a joint Risk Management Plan (RMP). The joint RMP shall be used to identify all programme risks with the respective parties stated in the RMP being responsible for managing their own risks.

SDRL A002 DI-MGMT-81808, RISK MANAGEMENT PLAN

The Contractor shall submit a quarterly report to IST, which shall detail all Warranty Claims received by the Contractor in the preceding quarter, and shall identify the status of each such Warranty Claim as to its stage of completion and anticipated completion dates where relevant. Such quarterly report shall also include statistics detailing all Warranty Claims to date.

SDRL A003 DI-MGMT-80227 PROGRESS, STATUS, AND MANAGEMENT REPORT

Annex A Page 3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex A
Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

4.  QUALITY ASSURANCE REQUIREMENTS

4.1 QUALITY ASSURANCE PROGRAM PLAN (QAPP).

The contractor shall establish, implement, document, and maintain its Quality Assurance (QA) process system in accordance with ISO 9001:2008 and the following: in effect as of contract award:

•      AQAP 2070 NATO Mutual Government Quality Assurance (GQA) Process

•      Defense Standard 05-61 Part 1 — Deviations / Waivers

•      Defense Standard 05-61 Part 4 — Contractors Working Parties

•      Defense Standard 05-57 — Configuration management of Defense Materiel

•      Defense Standard 03-32 — Pre-treatment and painting

Any proposed amendments to the QAPP during the Contract shall be submitted for authorisation through the formal Contract change procedure.

4.1.1       Exceptions

1.         Defense Standard 05-57, Annex H.4.1 to be replaced with the following text: When the equipment system becomes Under Ministry Control (UMC), the Technical Data Package (TDP) will continue to be under Contractor control. The Contractor will share essential documentation on an as required basis through arrangements agreed upon by the Customer and Contractor for reference by UK MoD. The documentation in the set shall include essential technical information necessary to enable the CM, Modification, manufacture, inspection, testing, packaging, installation, safe operation, servicing and disposal of the equipment.

2.                           No sub-tier referenced documents in 05-57 are applicable.

3.                           Partial compliance to Def Stan 05-57 5.2 e. through g. as per SOW paragraph 7.1 and the CMP.

4.                           Def Stan 05-57 Annex H sections 3 and 4 are excluded.

5.                           Def Stan 05-57 Annex H section 7.2 b and c are excluded.

6.                           Def Stan 05-57 Section 6.3, no CMP will be delivered with the ITT response.

7.                           Def Stan 05-57 Section 7.2 through 7.7 are excluded, CI documentation will be limited to SOW paragraph 7.1 and the CMP

8.                           Def Stan 05-57 Section 9, configuration status accounting will be for serialized items and CIs identified as per SOW paragraph 7.1 and the CMP

9.                           Def Stan 05-57 Section 9.3.c the CSA will not include design review records

10.                     Def Stan 05-57 Section 10 is only applicable for the CIs identified in SOW paragraph 7.1..

4.1.2       Quality Assurance

The Contractor shall make their Quality Assurance Program Plan or Quality Manual (whichever document they have developed as required by their ANSI, ISO, or equivalent quality system to review at their facility as required.

The Contractor shall develop a Quality Plan in Contractor format that provides for the requirements indicated in AQAP 2105, NATO Requirements for Deliverable Quality Plans. This plan shall additionally provide for internal quality assurance planning, risk management and mitigation planning, shall indicate linkage or association with the CM Plan (delivered separately as SDRL A007 DI-CMAN-80588B CONFIGURATION MANAGEMENT PLAN (CMP), and embrace Customer-Specific requirements as detailed in this contract.

SDRL A019 QUALITY and INTERNAL ASSURANCE PLAN

Annex A Page 4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex A
Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

4.1.3       FINAL INSPECTION RECORD (FIR).

The Contractor shall develop a FIR in Contractor format that provides inspection criteria for accepting the final vehicle configuration. The FIR shall be provided prior to acceptance inspection of the first deliverable vehicle for review and approval in accordance with SDRL A004. The FIR shall be updated as required to reflect any configuration, material, or process change addressing in Engineering Change Proposals (ECPs). The FIR shall also contain inspection criteria for all the characteristics specified in the Performance Specification and include a deficiency sheet with space to document the corrective action taken.

SDRL A004 DI-QCIC-81068 FINAL INSPECTION RECORD

5.  REQUIREMENTS

The contractor shall accomplish delivery of the specified number of MRAP MK2.5 6X6 units (platforms) set forth under the contract.

5.1  ADDITIONAL REQUIREMENTS.

Visual and functional inspections shall be performed at the factory on this vehicle prior to shipment to the UK.

5.2  DELIVERY SCHEDULE.

The Contractor shall accomplish delivery of forty seven (47) units (platforms) set forth under the contract. A corresponding delivery schedule is provided within the contract. The Contractor shall ensure that stated performance capabilities of these vehicles are certified and the level warranted.

5.3  TECHNICAL COMPLIANCE WITH PERFORMANCE SPECIFICATION.

The Contractor shall propose and deliver platform compliant with the performance capabilities stated within the Performance Specification (Annex 2), and additional UK requirements located in Section H. Technical compliance shall be based upon evidence (e.g., test, analysis, or performance data) of the ability of the MRAP MK2.5 6X6 vehicle to meet the performance standards set forth in the specification(s), as well as, conformance to the delivery schedule. The Contractor shall ensure that stated performance capabilities of the MRAP vehicle are certified and the level warranted.

5.3.1  SAFETY.

The Contractor shall deliver a platform that can be safely operated within the environments stated in the Performance Specification and contract requirements. The Contractor shall provide sufficient evidence of safety of use for the MRAP MK2.5 6X6vehicle to include features, compliance with Federal, commercial, or industry standards (e.g., Society of American Engineers (SAE), ISO, ANSI) and any actions to minimize or eliminate hazards associated with use.

5.3.2  SAFETY ASSESSMENT REPORT (SAR).

The SAR shall document the safety assessment and clearly identify any residual risks of the delivered product. The SAR shall include a signed statement that all identified hazards have been eliminated or their associated risks controlled to acceptable levels and that the delivered product is ready to test.

Annex A Page 5

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WOLFHOUND Task	PROTECT — CONTRACT	Annex A
Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

SDRL A005 DI-SAFT-80102B SAFETY ASSESSMENT REPORT (SAR) UPDATE

6.  CONTRACTOR LOGISTIC SUPPORT

6.1  FIELD SERVICE REPRESENTATIVES (FSRs). Reserved.

6.2  SPARES. Reserved.

6.3   SPECIAL TOOLS AND TEST EQUIPMENT (STTE). Reserved

6.3.1  WORKSHOP INFRASTRUCTURE SET (WIS). Reserved

6.4  PUBLICATIONS AND TECHNICAL MANUALS. Reserved.

6.4.1  COPYRIGHTED MATERIAL.

The Contractor shall identify copyrighted material, and shall obtain the written approval of the copyright owner in accordance with SDRL A006. The Contractor shall furnish appropriate copyright release granting permission to reproduce and use copyrighted information.

SDRL A006 DI-TMSS-80527B & MIL PRF 33216 COPYRIGHT RELEASE

6.5  TRAINING REQUIREMENTS.  Reserved

6.6  PROGRAM MANAGEMENT.

The contractor shall provide the necessary management of administration, logistics, financial, and other task requirements that fall under Program Management. The contractor shall establish a management structure that ensures overall quality of the vehicle program, as well as assurance of compliance with the delivery schedule. A designated Program Manager (PM) shall be identified to serve as the principal representative of the contractor throughout the contract performance. At all times, the PM shall have the responsibility for ensuring program integrity and overall contract performance. As appropriate, the PM shall ensure the pertinent information regarding contract performance is adequately addressed (e.g., providing a dedicated Service Manager).

6.7  MARKING

Each delivery order shall be marked in accordance with MIL-STD-129P.

6.8  WELDING PROCEDURES.

Any welding performed shall be accomplished in accordance with the Contractor’s welding procedures, submitted with the contractor’s proposal, and incorporated herein. Any changes to the welding procedures after contract award and subsequent testing shall be considered a Class I ECP and shall require IST approval in accordance with the process identified herein.

Annex A Page 6

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Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

6.8.1  WELDER AND WELDING OPERATOR CERTIFICATION.

As a minimum for determining welder qualification, any welder assigned to manual welding work covered by this contract shall be qualified per the requirements of AWS D1.1, “Structural Welding Code (Structural Steel).”

7.  CONFIGURATION MANAGEMENT (CM)

7.1  CONFIGURATION MANAGEMENT (CM) PLAN.

The Contractor shall maintain a CM process for the control of all hardware, media, and parts representing or comprising the production vehicles. The Contractor shall make a good faith effort to control and document all software configurations comprising the production vehicle. The application of the principles in the latest version of Electronic Industries Alliance (EIA)-649 shall be used to implement the technical and program management fundamentals of configuration management. Def Stan 05-57 shall be used to define the content and method of implementation of the EIA-649 principles.

The Contractor shall document and provide a copy of the CM plan and all elements of their configuration management in a CM Plan in accordance with SDRL A009 within 60 days after contract award (DACA). The Contractor shall notify IST of any changes at the Contractor’s facility which affect the Contractor’s established CM process.

IST will review and return any comments within ten (10) days after initial submittal of the CM Plan. Final submission of the plan including IST comments is due ten (10) days after receipt of IST comments. Any findings that require corrective actions shall be made by the Contractor within sixty (60) days of receipt of audit findings providing sufficient lead time for completion.

The Contractor’s CM Plan shall consist of configuration identification, configuration control, configuration status accounting, and configuration audits. A limited scope of configuration items (inclusive of select functional groups) are to be provided as follows:

•      Vehicle (partial)

•      Primary engine

•      Suspension

•      Doors

•      Seat System

•      CSCIs

in accordance with SDRL A007. Consideration for interfacing with other acquisition requirements such as design review, assurance, and other program related disciplines shall be addressed.

SDRL A007 DI-CMAN-80588B CONFIGURATION MANAGEMENT PLAN (CMP)

7.1.1  INDENTURED BILL OF MATERIAL (IBOM).

As part of the configuration audit, the Contractor shall deliver to IST an Indentured Bill of Material (IBOM). The Contractor shall submit an incremental IBOM to IST starting 30 DACA and monthly thereafter in accordance with SDRL A008.

Contractor format shall be used as outlined in the CMP and agreed upon by the appropriate authority. Upon receipt of any IBOM, IST can advise the Contractor that they want a PCA scheduled based on the IBOM.

Annex A Page 7

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WOLFHOUND Task	PROTECT — CONTRACT	Annex A
Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

Within thirty (30) days after receipt of IST audit notification, the Contractor shall schedule the PCA/FCA.

Each IBOM shall contain indenture level (vehicle level shall be indenture level 1), part number CAGE code, part number, NSN (if available), part nomenclature, quantity required, unit of measure, drawing number CAGE code, drawing number (the drawing number of the drawing that documents the design of the part), drawing nomenclature, drawing revision, and drawing type (e.g., part drawing, assembly drawing, installation drawing, source control drawing, vendor item drawing, additional fields are acceptable if they are thoroughly explained by the Contractor. The IBOM shall be prepared in indenture level sequence down to the purchased component part or Contractor designed component part. Prepare and deliver in accordance with SDRL A008. The IBOM shall be in Microsoft Excel using Contractor format.

SDRL A008 INDENTURED BILL OF MATERIAL (IBOM)

7.1.2  PHYSICAL CONFIGURATION PLAN.

The Contractor shall deliver a completed PCA Plan (to include the PCA agenda) for approval within sixty (60) days after contract award per SDRL A009.

IST will review and return any comments within ten (10) days after initial submittal of the agenda. Final submission of the plan including IST comments is due ten (10) days after receipt of IST comments.

SDRL A009 DI-CMAN-80556A CONFIGURATION AUDIT PLAN (PCA PLAN)

7.1.2.1  PHYSICAL CONFIGURATION AUDIT.

A Physical Configuration Audit (PCA) will be conducted by IST and/or its nominated representative with FPII participation to confirm the vehicle baseline configuration in accordance with SDRL A009. . At the time the PCA is requested, the corresponding IBOM report to be used will be identified (incremental or full) which is to define the full audit scope. The objective of the PCA is intended to provide validation of proper configuration identification and control. The timing of the PCA and all associated deliverables shall be agreed upon by IST and FPII. The selected vehicle shall be compared against the design documentation to assure the vehicle conforms to the documentation. IST and/or its nominated representatives will work through FPII Contracts and Program Management Offices to establish the minimal requirements for the PCA.

IST will review and return any comments within ten (10) days after initial submittal of the audit report. Final submission of the report including IST comments is due ten (10) days after receipt of IST comments. Any findings that require corrective actions shall be made by the Contractor within sixty (60) days of receipt of audit findings.

SDRL A010 DI-CMAN-81022C CONFIGURATION AUDIT SUMMARY REPORT

7.1.3 FUNCTIONAL CONFIGURATION PLAN.

The Contractor shall deliver a completed Functional Configuration Audit (FCA) Plan (to include the FCA agenda) per the requirements, for approval within sixty (60) days after contract award per SDRL A011.

IST will review and return any comments within ten (10) days after initial submittal of the agenda.

Annex A Page 8

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Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

Final submission of the plan including IST comments is due ten (10) days after receipt of IST comments. Any findings that require corrective actions shall be made by the Contractor within sixty (60) days of receipt of audit findings.

SDRL A011 DI-CMAN-80556A Configuration Audit Plan) (FCA Plan)

7.1.3.1  FUNCTIONAL CONFIGURATION AUDIT.

The Functional Configuration Audit (FCA) shall be scheduled within thirty (30) days after receipt of the I-BOM. A Functional Configuration Audit shall be conducted in accordance with the approved Functional Configuration Audit Plan (SDRL A012) and be conducted on the CIs established in 7.1 within 60 days after contract award. The performance baseline shall include: applicable Performance Specification and interface control documentation specific to the limited scope of CIs.

IST will review and return any comments within ten (10) days after initial submittal of the agenda. Final submission of the plan including IST comments is due ten (10) days after receipt of IST comments. Any findings that require corrective actions shall be made by the Contractor within sixty (60) days of receipt of audit findings.

SDRL A012 DI-CMAN-81022C CONFIGURATION AUDIT SUMMARY REPORT (FCA AUDIT) — To be scheduled 30 days after receipt of I-BOM

7.1.4  PRODUCT BASELINE.

The product baseline is defined as modification strike zero (mod. strike 0) when the product configuration has been approved. With completion of the FCA referenced in sec. 7.1.3 and 7.1.3.1a Configuration Status Accounting document per MOD Def. Stan. 05-57 is to be generated and maintained to establish the limited scope of CI mod. strike 0 and subsequent CI modification status in accordance with SDRL A013; this document is intended to record and monitor the product baseline. The CSA may exclude some specifications, interchangeability drawings, design review records, CODs, or computer software documentation depending on design lead time and documentation constraints.

The Contractor shall establish and document the product baseline in accordance with SDRL A013 and provide to IST when all engineering documentation has been released.

SDRL A013 DI-CMAN-81121 BASELINE DESCRIPTION DOCUMENT (Product Baseline) — Due no later than 60 days after contract award

7.1.4.1  CERTIFICATE OF DESIGN (CoD).

In accordance with SDRL A014, a Certificate of Design in contract format with IST approval is to be delivered at Product Baseline sign-off.

SDRL A014 FPI-CERTIFICATE OF DESIGN

7.1.5  CONFIGURATION CONTROL.

The Contractor shall implement positive configuration control methods and procedures to maintain the integrity and traceability of the controlled configuration baselines in accordance with SDRL A015 Configuration Status Accounting.

Annex A Page 9

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Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

7.1.5.1  Product Records

The product records which are to include defined critical items and serialized items are to be maintained in accordance with SDRL A015 Configuration Status Accounting. Record data fields are to include associated configuration and serialized date. The Contractor shall propose configuration control changes to established, approved baselines through submission of Engineering Change Proposals (ECPs) or Request for Deviations (RFDs) to IST. Changes to established baselines shall only be made as set forth herein. Contractor shall propose permanent changes to requirements by preparing and submitting a Class I ECP accompanied by a Notice of Revision (NoR). The Contractor shall submit preliminary Class I ECPs, as required, to allow evaluation of the desirability of expending resources to fully document a proposed change. The Contractor shall include the proposed implementation date and proposed implementation vehicle number for forward and backwards fit, and impacts to sustainment with the submission of the engineering change. In the event an IST approved Engineering Change Proposal (ECP) affects elements of sustainment for previously approved data, the Contractor shall update the affected items and include for submission to IST for approval.

7.1.5.2  Modification Proposal Forms (MPF).

All permanent configuration control changes to established baselines shall be proposed utilizing an MPF. All MPFs shall be submitted per SDRL A016, with the exception of the frequency, in contractor’s format. MPFs shall be submitted as required to document any change to the established baseline.

Any proposal to modify or deviate from the build standard or otherwise alter the Specification shall be notified in writing to the other Party in accordance with DEF-STAN 05-57 (Configuration Management of Defence Materiel). Such notice shall be accompanied by a Contract Change Proposal Form completed in accordance with Condition 23 (Contract Change Procedure).

SDRL A016 DI-CMAN-80639C ENGINEERING CHANGE PROPOSAL (ECP)

SDRL Contract Change Proposal

7.1.5.3  REQUEST FOR DEVIATION (RFD).

The Contractor shall assign classifications to all RFDs submitted to IST for review and disposition. Prior to IST submission, the Contractor shall analyze RFD and assign a classification of Critical, Major or Minor. When the Contractor considers the necessity of creating a deviation to a configuration item relative to an agreed upon baseline, or any other contract requirement necessary, RFD shall be submitted to IST in accordance with SDRL A017. RFD shall be processed when the Contractor proposes a departure from (a non-conformance with) the contractually specified configuration documentation item for a specific number of units or for a specified period of time.

Any proposal by either Party to modify or deviate from the build standard or otherwise alter the Specification shall be notified in writing to the other Party in accordance with DEF-STAN 05-57 (Configuration Management of Defence Materiel). Such notice shall be accompanied by a Contract Change Proposal Form.

SDRL A017 DI-CMAN-80640C REQUEST FOR DEVIATION (RFD)

Annex A Page 10

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Approval Form		To TAF 019
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Control No. 02
Contract Attachment		SOW, dated 4-14-11

7.1.5.4  RFD EFFECTIVITY AND STATUS ACCOUNTING.

The Contractor shall specifically designate each separate unit (or lot of units) of the configuration items that are known to be, or that will be, impacted by a proposed RFD. The Contractor shall identify all actual units impacted by an RFD by serial number, lot number, or similar identifier that allows identification of affected units, retain this information in the Contractor’s status accounting system, and supply this information to IST.

7.1.5.5  FORMAL SUBMISSION OF CONFIGURATION CONTROL DOCUMENTATION.

All Configuration Control Documentation shall be submitted in accordance with the SDRL.

7.1.5.6  CONFIGURATION STATUS ACCOUNTING (CSA).

The Contractor shall establish and maintain a CSA system in accordance with SDRL A015. The purpose of the automated information system shall be to provide accurate and timely MRAP information including program management, system engineering, and logistical support and maintenance/modification actions during Contractor control of units. The Contractor shall provide a complete listing of registration numbers that will be assigned to production vehicles delivered under this contract. The Contractor shall provide MRAP information utilizing existing CSA system. The CSA report is not a serial number report, rather a report tracking the configuration items . These items include configuration items, critical items and serialized items. The first submission shall be forty-five (45) days after completion of first production unit.

The Contractor’s CSA shall record and make available the information necessary to manage the configuration effectively and maintain traceability of the CM documentation, the status of proposed changes to the configuration and the implementation status of authorised changes. Configuration information shall be presented in the formats specified in the CMP. The Contractor shall maintain the information that allows visibility of completed actions to vehicles by Serial or Registration Number.

SDRL A015 DI-CMAN-81253A CONFIGURATION STATUS ACCOUNTING (CSA)

7.2  EFFECTIVITY CERTIFICATION.

Changes resulting from Class I MRFs and Critical / Major RFDs shall be incorporated to the production line through contract modification. Actual cut-in of these changes shall be at a single cut in point (single unit). Each MRF and all RFDs shall be applied to the production line at one time in their entirety. For each change, the Contractor shall document and report the corresponding serial numbers and the actual date of each cut-in per SDRL A015 CONFIGURATION STATUS ACCOUNTING.

8.              UNITED KINGDOM MINISTRY OF DEFENSE MRAP MK2.5 6X6VEHICLE CONFIGURATION AND TECHNICAL SPECIFICATIONS, P-SPECS SECTION

The MRAP standard performance specifications are found in (TBD based on contract award).

9.  DELIVERY REQUIREMENTS

The contractor shall accomplish delivery of the forty seven (47) units (platforms) set forth under the contract. A corresponding delivery schedule is provided within the contract. The contractor shall ensure that stated performance capabilities of the vehicle are certified and the level warranted.

Annex A Page 11

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Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

10.  PACKAGING, HANDLING, STORAGE, AND TRANSPORTATION

10.1  PACK AGING.

The Contractor shall be responsible for preservation and packaging (P&P) of the deliverables under the terms of this statement of work. Packaging data shall be developed in accordance with MILSTD-2073-1D(1).

10.1.1  PRESERVATION AND PACKAGING.

Shipments for immediate use shall be in accordance with the best commercial practices of ASTM D 3951-98 and MIL-STD-3003. Items scheduled for overseas shipment shall be in accordance with ASTM D 3951-98, paragraph 6.1., Export Requirements. Items scheduled for long-term storage (longer than nine (9) months) shall be in accordance with Level “A” requirements of MIL-STD-2073-1D and items scheduled for short-term storage shall be in accordance with Level “B” requirement. Marking of all items for shipment and storage shall be in accordance with MIL-STD-129P.

10.1.2  DEVELOPMENT OF MARKING REQUIREMENTS.

Marking shall be in accordance with MIL-STD-129P, 130M, and 642L.

10.1.3  ENGINEERING CHANGES.

In the event an engineering change affects packaging design requirements for previously approved data, the contractor shall update the affected packaging data and submit it to IST for approval.

11  SUBCONTRACT DATA ITEMS REQUIREMENTS LIST

SDRL A001 DI-MGMT-80368A STATUS REPORT

SDRL A002 DI-MGMT-81808, RISK MANAGEMENT PLAN

SDRL A003 DI-MGMT-80227 PROGRESS, STATUS, AND MANAGEMENT REPORT

SDRL A004 DI-QCIC-81068 FINAL INSPECTION RECORD

SDRL A005 DI-SAFT-80102B SAFETY ASSESSMENT REPORT (SAR) UPDATE

SDRL A006 DI-TMSS-80527B & MIL PRF 33216 COPYRIGHT RELEASE

SDRL A007 DI-CMAN-80858B CONFIGURATION MANAGEMENT PLAN (CMP)

SDRL A008 INDENTURED BILL OF MATERIAL (IBOM)

SDRL A009 DI-CMAN-80556A CONFIGURATION AUDIT PLAN (PCA PLAN)

SDRL A010 DI-CMAN-81022C CONFIGURATION AUDIT SUMMARY REPORT (PCA AUDIT)

Annex A Page 12

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WOLFHOUND Task	PROTECT — CONTRACT	Annex A
Approval Form		To TAF 019
(TAF)

Control No. 02
Contract Attachment		SOW, dated 4-14-11

SDRL A011 DI-CMAN-80556A CONFIGURATION AUDIT PLAN (FCA PLAN)

SDRL A012 DI-CMAN-81022C CONFIGURATION AUDIT SUMMARY REPORT (FCA AUDIT)

SDRL A013 DI-CMAN-81121 BASELINE DESCRIPTION DOCUMENT (PRODUCT BASELINE)

SDRL A014 FPI-CERTIFICATE OF DESIGN

SDRL A015 DI-CMAN-81253A (CSA-PROD) CONFIGURATION STATUS ACCOUNTING (CSA)

SDRL A016 DI-CMAN-80639C ENGINEERING CHANGE PROPOSAL (ECP)

SDRL A017 DI-CMAN-80640C REQUEST FOR DEVIATION (RFD)

SDRL A018 DI-ADMIN-81505 REPORT, RECORD OF MEETING MINUTES

Annex A Page 13

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WOLFHOUND Task	PROTECT — CONTRACT	Annex B
Approval Form		To TAF 019
(TAF)

Control No: 03
Date: 04-13-11

MINE RESISTANT AMBUSH PROTECTED

VEHICLE

PERFORMANCE SPECIFICATION

MK3 DCS13, 13 April 2011

Annex B Page 1

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WOLFHOUND Task	PROTECT — CONTRACT	Annex B
Approval Form		To TAF 019
(TAF)

Control No: 03
Date: 04-13-11

Table of Contents

1 SCOPE	6
2 APPLICABLE DOCUMENTS	6
2.1 GOVERNMENT DOCUMENTS	6
2.1.1 Specification Standards, And Handbooks	6
2.1.2 Other Government Documents, Drawings, and Publications	8
2.2 Non-Government Documents	8
2.3 TEST PROCEDURES	9
2.4 DOCUMENTS SOURCE	9
2.5 ORDER OF PRECEDENCE	9
3 REQUIREMENTS	10
3.1 VEHICLE CHARACTERISTICS	10
3.1.1 MRAP Mission	10
3.1.2 Performance	10
3.1.3 Grade Operation	11
3.1.4 Range (Threshold)	12
3.1.5 Fuel System	12
3.1.6 Interior Noise	12
3.1.7 Mobility	12
3.1.8 Physical Characteristics	16
3.1.9 Reliability/Availability/Maintainability/Durability (RAM-D) (Objective)	16
3.1.10 Transportability	17
3.1.11 Materials	18
3.1.12 Rust and Corrosion (Objective)	18
3.1.13 Welding (Threshold)	19
3.1.14 Safety (Threshold)	19
3.1.15 Identification and Markings (Threshold)	20
3.1.16 Cooling System	20
3.1.17 Engine	21
3.1.18 Fuels (Threshold)	21
3.1.19 Vehicle Lubricants (Threshold)	21

Annex B Page 2

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Approval Form		To TAF 019
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Control No: 03
Date: 04-13-11

3.1.20 Reserved	22
3.1.21 Electrical System (Threshold)	22
3.1.22 Windshield Wipers/Washers (Threshold)	23
3.1.23 Wheels and Tires (Threshold)	24
3.1.24 Crew Compartment Components, Hood, and Doors	24
3.1.25 Crew Protection (Threshold)	28
3.1.26 Weapon Turret	28
3.1.27 Operating Environment Requirements	29
3.1.28 Electromagnetic Interference (Objective)	29
4 QUALITY ASSURANCE PROVISIONS	29
4.1 RESPONSIBILITY FOR INSPECTION	29
4.1.1 Responsibility for Compliance	29
4.1.2 Verification	30
4.1.3 Components	35
4.1.4 Inspection Equipment	35
4.1.5 Test Facilities	35
4.1.6 Certification	35
4.1.7 Qualified Products	36
4.1.8 Break-In/Run-In	36
4.2 Performance	37
4.2.1 Grade Operation	37
4.2.2 Range	38
4.2.3 Fuel System	38
4.2.4 Interior Noise	38
4.2.5 Mobility	38
4.2.5.1 Fording	38
4.2.5.2 Environmental Operation	39
4.2.5.3 Temperature Operation	39
4.2.5.4 Brakes (Threshold)	39
4.2.5.5 Steering & Handling	40
4.2.5.6 Towing & Recovery	40

Annex B Page 3

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WOLFHOUND Task	PROTECT — CONTRACT	Annex B
Approval Form		To TAF 019
(TAF)

Control No: 03
Date: 04-13-11

4.2.5.7 External Air Source	41
4.2.5.8 Pintle (Threshold)	41
4.2.5.9 Crew Compartment (Threshold)	41
4.2.6 Physical Characteristics	42
4.2.7 Reliability/Availability/Maintainability/Durability (RAM-D)	42
4.2.8 Transportability (Threshold)	42
4.2.9 Materials	42
4.2.10 Rust and Corrosion	42
4.2.11 Welding (Threshold)	43
4.2.12 Safety (Threshold)	43
4.2.13 Identification and Markings (Threshold)	44
4.2.14 Cooling System	44
4.2.15 Engine	44
4.2.16 Fuels (Threshold)	44
4.2.17 Vehicle Lubricants (Threshold)	45
4.2.18 Reserved	45
4.2.19 Electrical System (Threshold)	45
4.2.20 Windshield Wipers/Washers (Threshold)	46
4.2.21 Wheels and Tires (Threshold)	46
4.2.22 Crew Compartment Components, Hood, and Doors	46
4.2.23 Weapon Turret (Threshold)	48
4.2.24 Operating Environment Requirements	48
4,2.25 Electromagnetic Interference	48
5 DEFINITIONS	48
5.1 Reliability	48
5.2Availability	48
5.3 Maintainability	48
5.4 Mean Miles Between Preventive Maintenance (MMBPM)	48
5.5 Payload Allowance	49
5.5.1 Vehicle Curb Weight (VCW)	49
5.5.2 Gross Vehicle Weight (GVWR)	49

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5.5.3 Vehicle Shipping Weight (VSW)	49
5.5.4 Combat Load	49
5.5.5 Crew Compartment	49
5.5.6 Duty Cycle/Mission Profile	49

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1 SCOPE

This program is identified as an urgent requirement to support Marines in a combat environment.

This Performance Specification describes the technical performance requirements for Mine Resistant Ambush Protected (MRAP) Mastiff MK3. The MRAP Mastiff MK3 are required to increase survivability and mobility of Marines and Soldiers operating in a hazardous fire area against known threats such as small arms fire, rocket propelled grenades, and improvised explosive devices. Marines are expected to respond to variety of missions and to support these mission profiles.

2 APPLICABLE DOCUMENTS

The documents listed in this section are specified in sections 3 and 4 of this Performance Specification. While every effort has been made to ensure completeness of this list, document users are cautioned that all specified requirements documents cited in sections 3 and 4 of this Performance Specification must be met if specifically called out in the performance specification. Unless exempted by the Code of Federal Regulations (CFR), Title 49 Volume 5, §571.7(c), all Federal Motor Vehicle Safety Standards (FMVSS), Federal Motor Carrier Safety Regulations (FMCSR), Environmental Protection Agency (EPA), Federal, State, Municipal requirements, Military Specifications extracts from Performance Sections, Military Standards extracts from requirements sections, Published Commercial Item Descriptions, Society of Automotive Engineer (SAE) Standards, and American Society of Testing Materials (ASTM) Standards specified herein shall apply to this program.

2.1 GOVERNMENT DOCUMENTS

The following Government documents form a part of this specification to the extent specified herein. Specifications, Standards, and Handbooks

The following specifications, standards, and handbooks of the exact revision listed below form a part of this specification to the extent specified herein. Unless otherwise specified, documents shall be the issue current on the date of contract award.

2.1.1 Specification Standards, And Handbooks

MIL-PRF-2104 Lubricating Oil, Internal Combustion Engine, Combat/Tactical Service

MIL-PRF-46167     Lubricating oil, Internal Engine Combustion Engine, Arctic MS75-2-Connector, Plug, Electrical-12 Contact, Inter-vehicular, 24 Volt, Waterproof

MIL-STD-130 Identification and Marking of US Military Property

MIL-STD-209 Interface Standard for Lifting and Tie down Provisions

MIL-STD-810 Environmental Test Methods and Engineering Guidelines

MIL-STD-1179 Lamps, Reflectors and Associated Signing Equipment for Military Mastiff MK3

MIL-STD-1472 Human Engineering

TB 750-651  Use of Antifreeze Solutions, Antifreeze Extender, Cleaning Compounds, and Test Kit in Engine Cooling Systems

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TM 4795-34 Rust Proofing and Underbody Coating Procedures for Tactical Mastiff MK3, Trailers, and Underbody Equipment
TM 4750-15/1 Painting and Registration Marking
STANAG 4195 NATO Standard Engine Laboratory Test for Diesel and Gasoline Engines and Gas Turbine Engines-ED AMD 3

The following Federal Motor Carrier Safety Administration Regulations (FMCSR) are the revision published in Code of Federal Regulations Title 49, Volume 4,:

FMCSR 393.19	Requirements for Turn Signaling Systems
FMCSR 393.20	Clearance Lamps to Indicate Extreme Width and Height
FMCSR 393.22	Combinations of Lighting Devices and Reflectors
FMCSR 393.23	Lighting Devices to be Electric
FMCSR 393.24	Requirements for Head Lamps and Auxiliary Road Lighting Lamps
FMCSR 393.25	Requirements for Lamp Other than Head Lamps
FMCSR 393.26	Requirements for Reflectors
FMCSR 393.27	Wiring Specifications
FMCSR 393.28	Wiring to be protected
FMCSR 393.31	Overload Protective Devices
FMCSR 393.32	Detachable Electrical Connections
FMCSR 393.33	Wiring Installations
FMCSR 393.40	Required Brake Systems
FMCSR 393.41	Parking Brake Systems
FMCSR 393.42	Brakes required on all Wheels
FMCSR 393.43	Breakaway and Emergency Braking
FMCSR 393.44	Front brake lines, protection
FMCSR 393.45	Brake Tubing and Hose, Adequacy
FMCSR 393.46	Brake Tubing and Hose Connections
FMCSR 393.47	Brake Lining
FMCSR 393.48	Brakes to be Operative
FMCSR 393.49	Single Valve to operate all Brakes
FMCSR 393.50	Reservoirs required
FMCSR 393.51	Warning Devices and Gauges
FMCSR 393.52	Brake Performances
FMCSR 393.53	Automatic Brake Adjusters and Brake Adjustment Indicators
FMCSR 393.55	Anti-Lock Brakes
FMCSR 393.65	All Fuel Systems
FMCSR 393.67	Liquid Fuel Tanks
FMCSR 393.78	Windshield Wipers

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FMCSR 393.79	Defrosting Devices
FMCSR 393.81	Horns

The following Federal Motor Vehicle Safety Standards (FMVSS) are the revision published in Code of Federal Regulations Title 49, Volume 5, and Revision October 1, 2002:

FMVSS 101	Controls and Display
FMVSS 104	Windshield Wiping and Washing System
FMVSS 106	Brake Hoses
FMVSS 108	Lamps Reflective Devices and Associated Equipment
FMVSS 121	Air Brake Systems
FMVSS 124	Accelerator Control Systems
FMVSS 301	Fuel System Integrity

2.1.2  Other Government Documents, Drawings, and Publications

EPA        Clean Air Act, Title VI-Stratospheric Ozone Protection

2.2 Non-Government Documents

The following documents of the exact revision listed below form a part of this specification to the extent specified herein.

SAE J20	Coolant System Hoses
SAE J198	Windshield Wiper System - Trucks, Buses, and Multi-Purpose Vehicles
SAE J294	Service Brake Structural Integrity Test Procedure—Vehicle over 4500 kg (10 000 lb) GVWR
SAE J336	Sound Level for Truck Cab Interior
SAE J377	Performance of Vehicle Traffic Horns
SAE J381	Windshield Defroster Systems Performance Guidelines - Trucks, Buses, and Multi-Purpose Vehicle
SAE J680	Location and Operation of Instruments and Controls in Motor Truck Cabs
SAE J1100	Motor Vehicle Dimensions
SAE J1292	Automobile, Truck, Truck-Tractor, Trailer and Motor Coach Wiring
SAE J1362	Graphical Symbols for Operator Controls and Displays on Off-Road Self Propelled Work Machines
SAE J1404	Service Brake Structural Integrity Requirements - Vehicle over 10,000 lb (4500 kg) GVWR
SAE J1436	Requirements for Engine Cooling, System Filling, Duration and Drawdown Tests
SAE J1455	Joint SAE/TMC Recommended Environmental Practices for Electronic Equipment Design (Heavy Duty Trucks)
SAE 1503	Performance Test for Air-conditioned, Heated, and Ventilated Off-road, Self-propelled Work Machines
SAE J1508	Hose Clamp Specifications
SAE J2180	A Tilt Table Procedure for Measuring the Static Rollover Threshold for Heavy Trucks
SAE J2181	Steady-State Circular Test Procedure for Trucks and Buses
SAE J2402	Symbols for Controls, Indicators, and Tell-Tales

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SAE J2422	Cab Roof Strength Evaluation-Quasi-Static Loading Heavy Trucks

2.3 TEST PROCEDURES

TOP 2-2-602	Acceleration; Maximum and Minimum Speeds
TOP 2-2-607	Cooling Systems (Automotive)
TOP 2-2-608	Braking, Wheeled Vehicles
TOP 2-2-609	Steering
TOP 2-2-610	Slope, Military Vehicle, Test Methods, Operation, Braking, Climbing
TOP 2-2-612	Fording
TOP 2-2-650	Engine Cold-Starting and Warm-Up Tests
TOP 2-2-800	FR/GE/US Tracked-Vehicle Center of Gravity
TOP 2-2-816	High and Low-Temperature Tests of Vehicles

Copies of the APG TOP’s can be found at http://itops.dtc.army.mil/Index.html.

2.4 DOCUMENTS SOURCE

Copies of military specifications, standards, handbooks, drawings, and publications can be obtained from the contracting activity or as directed by the contracting activity. Potential contractors and bidders are responsible for obtaining any and all documents referenced. Possible sources of other documents are listed below:

Department of Transportation (DOT)

Federal Highway Administration

Washington, DC 20591

Society of Automotive Engineers

400 Commonwealth Drive

Warrendale, PA 15096

American Conference of Governmental

Industrial Hygienists (ACGIH)

6500 Glenway Avenue Building D-7

Cincinnati, OH 45211

2.5 ORDER OF PRECEDENCE

In the event of a conflict between this Performance Specification and cited references, this Performance Specification shall take precedence. If there is a conflict between references, the Contractor is required to contact, in writing, the contracting activity for clarification.

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3 REQUIREMENTS

Requirements specified in section 3 are defined as objectives unless noted as threshold. Vehicle performance requirements shall be met with the Mastiff MK3 loaded to their gross vehicle weight (GVWR). Mastiff MK3, shall be capable of operating on primary and secondary roads, off-road, on trails, and shall meet all mobility parameters of this specification and all prescribed environments. The vehicle shall meet all Federal Guidelines called out in this specification of the time frame for on-road and highway operation.

3.1 VEHICLE CHARACTERISTICS

Category-2 (Driver, left side, and co-driver with 6 crew members)

Width: Shall not exceed 108 inches (274 cm) at widest point.

Length: Shall not exceed 330 inches (838 cm) including pintle.

Height: Shall not exceed 130 inches (330.2 cm) with weapon ring mount edge.

Wheel Base: Shall not exceed 194.8 inches (4950 mm) Front axle to rear axle.

Ratings Front axle: 23K Lbs; Intermediate axle: 23K Lbs; Rear axle: 23K Lbs.

Ratings of front springs are 25K Lbs.

Ratings of Wheel assembly: 11.5K lbs at 110 psi.

Billet front spring hangers

Koni shock absorbers on the front axle.

3.1.1 MRAP Mission

MRAP Mastiff MK3 are required to increase the survivability of Marines, soldiers, sailors and other military personnel operating in hazardous fire area. Mastiff MK3 will support multi-mission operations. Missions in Mastiff MK3 include convoy lead, troop transport, ambulance/ambulatory transport, Explosive Ordnance Disposal (EOD), and combat engineering. In order to perform these multiple missions, it is required that the MRAP Mastiff MK3 be reconfigurable to meet all mission requirements for that type. Reconfiguration capability shall be primarily accomplished by removing/adding passenger seats and adding/removing GFE equipment, such as communications equipment, weapon stations, and crew served weapons, ambulance litters and equipment, etc. The contractor is required to provide Mastiff MK3 that provide flexible reconfiguration, but are not required to design the Mastiff MK3 to integrate GFE items unless specified herein.

3.1.2 Performance

Unless otherwise specified, vehicle performance requirements shall be met with the Mastiff MK3 loaded to their gross vehicle weight rating (GVWR). All performance and reliability, availability, maintainability, and durability (RAM-D) requirements shall be met using JP-8. The performance of any event called out herein shall not render the vehicle inoperable due to the conduct of that event. The Federal Guidelines shall be the revision level in effect at the time of contract award. The offeror’s Product Specification (provided with the Technical proposal in response to the MRAP

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RFP and incorporated herein by reference) may not degrade from threshold requirements. Gross Vehicle Weight Rating (GVWR), shall not exceed 64,000 lbs (29,030 kg) excluding trailer, as stated by the manufacturer. Formulae for loading are cited in paragraph 5.9 Payload Allowance.

3.1.3 Grade Operation

All Mastiff MK3 shall ascend a reinforced surface with a 40% grade at a speed of 4.2 Km/hr (2.6 mph) (T) or 16 Km/hr (10 mph) (O). All Mastiff MK3 shall ascend and descend a 60% longitudinal grade at a minimum of 2.1 km/hr (1.4 mph) (T) or 3.2 km/hr (2 mph) (O). Each Mastiff MK3 shall ascend a grade of 5% at 22 mph (T) 45 mph (O) in a forward direction with the AC Off. Longitudinal slope operation shall be performed in both forward and reverse directions without loss of stability. As a result of the operation, no evidence of faulty lubrication, leakage, or other malfunction may be evident. All Mastiff MK3 shall meet these conditions on a reinforced surface. The Mastiff MK3 shall perform grade operation and speed over the entire temperature range of -25F to +130F (O).

3.1.3.1 Side Slope Operation (Threshold)

All Mastiff MK3 shall traverse a 30% reinforced surface side slope at a speed of 5 MPH (8 KPH) while executing a sinusoidal maneuver around obstacles with no tire lift. Side slope operations shall be performed with either side of the vehicle facing up slope and without loss of stability, malfunction, or degradation of stated requirements. As a result of the operation, no evidence of faulty lubrication, leakage, or other malfunction may be evident. All Mastiff MK3 shall meet these conditions on a reinforced surface.

3.1.3.2 Speed

All Mastiff MK3 shall sustain a forward speed > than 55 mph on a paved 0 % grade.

3.1.3.2.1 Cross-Country Speed

All Mastiff MK3 shall be capable, under its own power, of sustained off-road speeds (RMS = 1.5 to 4.8 inches) of no less than 5 mph. Definition: Vehicle Operations over terrain not subject to repeated traffic. No roads, routes, well-worn trails, or man-made improvements exist. (This definition does not apply to vehicle test courses that are made to simulate cross-country terrain.) In addition, cross-country terrain can consist of tank trails with crushed rock or having large exposed obstacles (rocks, boulders, etc.) These surfaces having a RMS value varying between 1.5 inches and 4.8 inches.

3.1.3.2.2 Trail Speed

All Mastiff MK3 shall be capable, under its own power, of sustained road speeds over trails (RMS = 1.0 to 3.4 inches) of no less than 20 mph (T) or 25 mph (O). Definition: Trails have surfaces with a RMS value of varying between 1.0 inches and 3.4 inches.

3.1.3.3 Acceleration

All Mastiff MK3, on a paved surface at 0% grade with no AC on, shall be capable of accelerations list in the table below.

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Table 3-1

Acceleration		Time (seconds)
MPH	KPH	Threshold	Objective
0 to 30	0 to 48	22	15
0 to 55	0 to 89	65	45

3.1.4 Range (Threshold)

All Mastiff MK3 shall be capable of operating on fuel carried in internal fuel storage tanks for a distance equal to or greater than 300 statute miles, at an average speed of 45 mph on a hard level surface.

3.1.5 Fuel System

Fuel tank(s), vents, and caps shall meet the requirements of FMCSR 393.65, FMCSR 393.67, and FMVSS 301. Fuel tanks of 2 side tanks of 50 gallons (189.2 liters) shall be protected from damage from external objects such as rocks, limbs, and logs by their location or guards. The fuel tanks will be of a single tank draw system, operated by a fuel tank selector valve located in the cab of the vehicle that switches between the left and right tank only with no shut off valve position. Fuel tanks shall be provided with minimum 3-inch (7.6 cm) diameter safety type tank filler cap or caps. Fuel tanks shall be able to accept open port automotive refueling nozzle (OPW #311 AG-1; NSN 4930-01-318-6091). Filler caps and removable strainers shall be located to preclude mud buildup and shall be tethered to the vehicle. A sealed filler cap and vent shall be provided. The vehicle shall be capable of operation under all conditions specified herein with 10% of the total usable fuel remaining (in both tanks if multiple fuel tanks are utilized). Grade operations shall not affect fuel delivery to the engine, i.e., the system shall perform at low fuel levels when ascending/descending grades. Fuel delivery system shall incorporate an electrically operated fuel primer.. The vehicle shall mitigate the effects of a fuel explosion by the use of suppressant foam.

3.1.6 Interior Noise

Waive due to significant post delivery component installation by NPA.

3.1.7 Mobility 3.1.7.1 Fording

All Mastiff MK3 shall be capable of hard bottom fording in salt or fresh water to depths of at least 36 inches, including wave height, at speeds up to five mph, without special preparation or kits. When fording, the engine will be restarted after being stopped for three minutes and then operated for an additional 15 minutes, to verify that no damage occurs to the vehicle that would cause a mission failure.

3.1.7.1.1 Ground Clearance and Vertical Step

All Mastiff MK3 shall have a minimum ground clearance of 13(T) or 14 (O) inches from the lowest fixed point on the vehicle.

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All Mastiff MK3 in forward and reverse gear shall ascend and descend a 13(T) or 14 (O) inch vertical step at oblique angles from zero up to +/- 30°.

3.1.7.1.2 Approach/Departure

All Mastiff MK3 approach, departure, and break-over angles shall permit the vehicle to negotiate cross country terrain and embark/debark from transport systems addressed in 3.1.10. Approach and departure angles will be measured in the vehicle’s transport configuration with the rear step raised. Break over angle is dictated by the transportability requirements.

All Mastiff MK3 shall have an approach angle of at least 30° degrees.

All Mastiff MK3 shall have a departure angle of at least 42° degrees not including the tow pintle.

3.1.7.2 Environmental Operation

All Mastiff MK3 must successfully perform all operations in arctic, tropical, temperate, and desert climates and in geographical areas that include sand, swamp, tundra, grassland, forest, jungle, urban areas, snow and ice, mountain, and salt water. All Mastiff MK3 must successfully perform all operations in the following environmental conditions: rain, snow, hail, ice, fog, dust, sand, high humidity, solar radiation, and extreme temperatures. MIL-STD 810F section 2 shall provide guidance for water intrusion first article testing meeting Environmental Operation requirements.

3.1.7.3 Temperature Operation

All Mastiff MK3 and systems/components shall be capable of operating in the temperature range of - 5.8°F (-21°C) to +130°F (54°C) (T) or -25°F (-32°C) to 130°F(54°C) (O) using JP8 as the primary fuel or diesel fuel artic grade (DFA), standard POLs and without the use of cold weather kits or additional operator procedures.

3.1.7.4 Brakes (Threshold)

All Mastiff MK3 shall be provided with a braking system in compliance with FMVSS and FMCSR in effect at the time of contract award. Brakes shall be self adjusting. Brakes shall also meet the requirements of SAE J1404 (except for the structural endurance test at paragraph 6.3 of SAE J294, which does not apply) (Threshold)

All Mastiff MK3 shall be provided with a 100% air brake system. Brakes shall be self adjusting and shall comply with FMVSS and FMCSR in effect at the time of contract award to specifically include FMCSR 393.40, FMCSR 393.41, FMCSR 393.42, FMCSR 393.43, FMCSR 393.44, FMCSR 393.45, FMCSR 393.46, FMCSR 393.47, FMCSR 393.48, FMCSR 393.49, FMCSR 393.50, FMCSR 393.51, FMCSR 393.52, FMCSR 393.53, FMCSR 393.55, FMVSS 121, and FMVSS 106 (Objective).

3.1.7.4.1 Service Brakes (Threshold)

The Mastiff MK3 shall meet at a minimum, the requirements of ECE Regulation 13.11 to include vehicle stopping distances. The service brakes shall control and hold all Mastiff MK3 at GVWR on a 60% paved grade in both ascending and descending orientations. Upon completion of TOP 2-2-608 no further servicing of the brake system

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shall be required to return the brake system to a fully operational capability, other than adjustment/replacement of the brake shoes/pads. No permanent deformation of any component, other than shoes/pads, is allowed. ECE Regulation 13.11 stopping distance and Mountain Brake Highway test shall be met at GVWR by all Mastiff MK3. The MK 3 at GVWR must safely stop after descending a 10 mile (16 kilometer) long 6% grade. The vehicle shall be fitted with EU glad hands per UK MOD request.

3.1.7.4.2 Anti-Lock Brake System (ABS) (Threshold)

An all wheel anti-lock brake system (ABS) shall be provided on all Mastiff MK3.

3.1.7.4.3 Parking Brake (Threshold)

The parking brake on all Mastiff MK3 shall conform to FMCSR 393.41 and FMVSS 121 requirements at the time of manufacture with the exception that the parking brake shall be able to hold all Mastiff MK3 on a 30% paved grade at GVWR in both ascending and descending orientations (60% paved grade objective). The parking brake shall not be dependent on maintenance of air or hydraulic pressure or electrical energy.

3.1.7.4.4 Emergency Brakes (Threshold)

All Mastiff MK3 shall have emergency brakes that apply automatically in an event of air pressure loss. All Mastiff MK3 shall be equipped with a manual override that will allow the vehicle to move. The override shall be operable by the operator using only Basic Issue Item (BI1). Emergency brakes shall hold the vehicle, while at rest, on a 30% grade, paved road in the event of service brake failure.

3.1.7.5 Steering & Handling

All Mastiff MK3 shall meet the AVTP- 03-160W lane change requirements at GVW and at VCW on an improved paved surface at a speed of at least 43 mph (70 km/h) (T) or 45 mph (72 km/h) (O). All Mastiff MK3 shall exhibit lateral and longitudinal stability throughout all mission operations. All Mastiff MK3 at GVW shall be able to complete a dead engine/steering maneuver at 30 MPH (48 KPH), per AVTP 03-30 with no engine power and require no more than 50 pounds (lb) of force (23 kilograms of force) on the steering wheel. Steering and handling stability shall meet all defined aspects of the performance specification.

Note: No testing will be performed by the contractor to determine compliance on the ATVP-03-160W lane requirement with the current front suspension that was specified in the contract. Any testing required will be conducted by the MOD in UK and the verification requirement 4.2.5.5 is removed from the Verification Matrix.

3.1.7.6 Towing & Recovery

3.1.7.6.1 Towing & Recovery (Objective)

All Mastiff MK3 shall have clearly identified and accessible front and rear tow points. Tow points shall allow the vehicle to be lift and flat towed from the front while being towed at GVW and from the rear while being towed at VCW by the Medium Tactical Vehicle Replacement (MTVR) and HEMTT category wreckers.

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3.1.7.6.2 Towing & Recovery (Threshold)

The standard bumper assembly and tie-down tow eyes are replaced at MOD request by ILAV front bumper without the ILAV tow bar mounting brackets and the tow bar is to be supplied with the vehicle shipping at the same time. Mastiff MK3 shall be capable of being flat towed, at GVWR, by a like vehicle using a standard system tow-bar, NSN 2530-01-496-8356. The vehicle shall be equipped with the capability to allow for activation of brake system during towing operations. All Mastiff MK3 shall be capable of being flat towed without any disassembly (e.g., drive shaft) and without preparation beyond normal towing preparations such as electronically disconnecting transfer case from within the cab and attaching tow device(s), electrical whip, and airlines at wrecker category speeds across the MRAP duty cycle/mission profile for an indefinite period of time.

3.1.7.6.3 Self Recovery Winch (Threshold)

Self Recovery Winch (Threshold) requirement is deleted by the MOD and the verification requirement 4.2.5.6.3 is removed from the Verification Matrix.

3.1.7.6.4 Automotive Lifting Hydraulic Jack (Threshold)

All Mastiff MK3 shall be equipped with a hand operated, hydraulic bottle jack capable of lifting any single mounted vehicle wheel to a point of capable wheel assembly replacement and certified to ASME-PALD 2005.

3.1.7.7 External Air Source

All Mastiff MK3 will be equipped with and external air source capable of providing compressed air on demand with sufficient pressure and volume (approximately 120 pounds per square inch (psi) and 5 cubic feet per minute (cfm) with the engine running) for cleaning air filters and other parts in addition to inflating repaired tires. The external compressed air source shall incorporate a quick-release connection capable of accepting a property fitted air hose. A 35 foot (10.67 meters) long, heavyweight air hose, with the required connections and accessories needed to connect to the external air source and being capable of adding air to all vehicle tires in position, shall be provided. Objective is the capability to inflate 6 tires from 50 psi to 110 psi within 10 minutes time.

3.1.7.8 Pintle (Threshold)

All Mastiff MK3 shall be fitted with a rear mounted, swivel pintle mounting assembly, without the tow pintle component. Provisions shall be made for the vehicle to accept a trailer safety chain hook. The pintle mount shall have the capacity to support recovered towing of a like vehicle at GVWR.

3.1.7.9 Crew Compartment (Threshold)

All Mastiff MK3 shall have adequately sized doors and/or ramps that enable personnel in full combat gear to rapidly ingress and egress the vehicle in response to tactical needs. Full combat gear includes helmet, Improved Body Armor, weapons, and all body borne equipment.

Annex B Page 15

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3.1.7.9.1 Weapon, Communications, and Personnel Equipment Stowage (Threshold)

All Mastiff MK3 shall have the capability to mount a Gunner Protection Kit or a Remote Operated Weapons Station (Crows or similar). Mastiff MK3 will require only one weapon system at a time, but must have the capability to change to one of the other specified systems.

3.1.7.9.2 General Equipment Storage

General Equipment Storage requirement is deleted by the MOD and the verification requirement 4.2.5.9.2 is removed from the Verification Matrix.

3.1.7.10 Fire Protection System (Threshold)

Fire Protection System requirement is deleted by the MOD and the verification requirement 4.2.5.10 is removed from the Verification Matrix.

3.1.7.11 NBC Overpressure System

NBC Overpressure System requirement is deleted by the MOD and the verification requirement 4.2.5.11 is removed from the Verification Matrix.

3.1.7.12 Turning Radius

All Mastiff MK3 shall achieve curb to curb turning diameter of 62 ft (18.9m) (T) or 60 ft (18.3 m) (O) and wall to wall turning diameter of 65 ft (19.8m) (T) or 63 ft (19.2 m) (O) either clockwise or counter-clockwise on hard level surface for 180 degrees turn.

3.1.8 Physical Characteristics

The following paragraphs define the physical characteristics of the MRAP Mastiff MK3.

3.1.8.1 Painting (Threshold)

All Mastiff MK3 shall have a 686A tan, chemical agent resistant coating, and non-reflective paint for the exterior per MIL-DTL 53072. All Mastiff MK3 interior components not requiring additional paint may be of standard black color provided by the component manufacturer.

3.1.9 Reliability/Availability/Maintainability/Durability (RAM-D) (Objective)

Each category, serviced with standard products (JP-8 fuel) shall meet specified RAM-ID requirements when operated over the mission profile/duty cycle as defined in section 5.9.6.

3.1.9.1 Reliability (Objective)

Each category shall demonstrate a minimum Mean Miles between Operational Mission Failure (MMBOMF) reliability of not less than 1,200 miles (1,931 kilometers (km)) of operation. The MRAP Mastiff MK3 shall have an operational

Annex B Page 16

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reliability of 0.90 based on an 18-hour mission day, which equates to a mean time between failures (MTBF) of 170 hours.

3,1.9.2 Availability (Objective)

Each category shall demonstrate a minimum Operational Availability (AO) of 0.90. Each category shall demonstrate a minimum Achieved Availability (AA) of 0.89.

3.1.9.3 Maintainability (Objective)

All Mastiff MK3 shall demonstrate 0.01 man-hours or less of maintenance (preventive and corrective) per hour of operation. The Maintenance Ratio does not include daily (before/during/after) Preventive Maintenance Checks & Service (PMCS). All Mastiff MK3 shall be designed for compatibility with existing standard motor transport support and maintenance equipment

3.1.9.4 Preventive Maintenance (Objective)

Preventive maintenance shall not require more than one weekly, one monthly, and one annual preventive maintenance. The preventive maintenance does not include daily (before/during/after) Preventive Maintenance Checks & Service (PMCS). The mean time to perform weekly preventive maintenance shall be less than or equal to three hours. The mean time to perform monthly preventive maintenance shall be less than or equal to four hours. The mean time to perform annual preventive maintenance shall be less than or equal to five hours. The PMCS shall be performed without special tools.

3.1.9.5 Corrective Maintenance (Objective)

The mean time to repair (MTTR) shall be no greater than three hours at the organizational level. The MTTR shall be no greater than five hours at the intermediate level. MTTR is the sum of corrective maintenance time at any specific level of repair, divided by the total number of failures repaired during the particular interval.

3.1.9.6 Durability (Objective)

The Mastiff MK3 shall have no durability failure during testing. A durability failure is defined as any failure that requires the replacement or overhaul of a major component. Major components include the engine, transmission, transfer assembly (if used), frame, and axle assemblies.

3.1.10 Transportability

The Transportability requirements do not apply to this build variant for self-deployment on highways worldwide and are removed due to modifications requested by MOD replacing the front bumper system and tie-down tow points, brake system modifications and deletion of side and rear view mirrors. Verification requirement 4.2.8 does not apply and removed from the Verification Matrix.

Annex B Page 17

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3.1.10.1 Lifting and Tie down Provisions

The Lifting and Tie Down Provisions requirements do not apply to this build variant for tie-down requirements are removed per MOD request of replacing the front bumper system and tie-down points. Verification requirement 4.2.8.1 does not apply and removed from the Verification Matrix.

3.1.11 Materials

The Mastiff MK3 shall be designed to avoid the potential for galvanic corrosion. When possible, dissimilar metals shall be electrically insulated from one another to minimize or prevent galvanic corrosion. The use of hazardous material and those which are listed on EPA 17 list shall be avoided when a non-hazardous alternative is available which meets the performance requirements. The following is the EPA 17 list: Benzene, Methyl Ethyl Ketone, Cadmium (and compounds), Methyl Isobutyl Ketone, Carbon Tetrachloride, Nickel (and compounds), Chloroform, Toluene, Chromium (and compounds), Trichloroethane, Cyanides, Trichloroethylene, Dichloromethane or Methylene Dichloride, Xylene, Lead (and compounds), Tetrachloroethylene or Perchloroethylene, and Mercury (and compounds).

3.1.11.1 Rubber Materials

Rubber products furnished, like tires and hoses, shall be provided with material less than four calendar quarters old, from the date of cure to date of vehicle manufacture. Rubber hose material shall be compatible with the type of fluids for which they are to be used.

3.1.12 Rust and Corrosion (Objective)

The MRAP Mastiff MK3 shall meet the operational, logistical, and readiness requirements stated herein in all types of climate and terrain where Marines are based or may deploy. The MRAP Mastiff MK3shall be resistant to the corrosive effects of a severe marine atmospheric environment consisting of seawater splash and spray, and occasional seawater immersion during operation, transport, and storage. The susceptibility of the MRAP Mastiff MK3 to corrosion will be affected by design, workmanship, materials of construction, and by specific preservation techniques employed. Hazardous materials, as defined by EPA guidelines, can be found at the EPA web site under the Clean Air Act, Title VI-Stratospheric Ozone Protection, as amended in 1990, and shall not be used for purposes of corrosion control. MRAP Mastiff MK3 design, selection and use of materials and implementation of corrosion preventative methods should be such that maintenance to correct the effects of corrosion does not increase significantly over the course of the MRAP Mastiff MK3 life. Specific requirements for corrosion prevention are provided in the following subsections.

3.1.12.1 Water Collection and Entrapment (Drainage)

The MRAP Mastiff MK3 shall be designed to avoid water collection and entrapment in operational, storage, and transportation orientations. The system shall be designed to minimize cavities and crevices where water may collect. Where cavities are unavoidable, drain holes of adequate number, size, and shape shall be provided. Drain holes shall be located in the lowest possible locations with the MRAP Mastiff MK3 oriented in its normal operational configuration. If the orientation of the MRAP Mastiff MK3 is substantially different in its storage configuration, additional drain holes of adequate number, size, and location are required. Drainage of a cavity shall not adversely affect the corrosion performance of other components or items. Drain holes shall not interfere with the structural integrity of the MRAP Mastiff MK3. The drain holes can use a threaded plug with manual removal as long as all other requirements are met.

Annex B Page 18

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3.1.13 Welding (Threshold)

All welding shall meet the design and fabrication requirements for cyclically or statically loaded weldments, as supplied by the American Welding Society (AWS) D1.1 for steel, D1.2 for aluminum, D1.3 for sheet steel and B2.1 for stainless steel. Welding requirements also apply to subcontractors and shall be incorporated in the Contractor vendor quality control program and purchase orders. It is the responsibility of the Contractor to insure strict compliance to the required welding standards and qualifications. Welding procedures shall be in place prior to the start of the production of the prototype Mastiff MK3 and shall be available for audit/review by IST. Alternate standards or codes may be utilized if the Contractor can demonstrate that equivalent or better quality can be obtained. The demonstrated equivalent shall be verified to IST prior to fabrication of prototype weldment. AWS Standards will be used as the basis for IST welding reviews. IST reserves the right to approve or disapprove the use of any alternative weld standards. All welders and welding equipment shall pass qualifications tests as prescribed by the above AWS Standards. Another method may be substituted if the procedures are equal to the AWS Standards and approved by IST. Qualified inspectors shall be used to verify weld quality and workmanship. Acceptable inspector training can be based on current or previous certification as an AWS Certified Welding inspector or qualification by the Canadian Welding Bureau (CWB).

3.1.14 Safety (Threshold)

All Mastiff MK3 and furnished accessories shall comply with all applicable federal laws, regulations, standards, and requirements for a vehicle of this class. The safety characteristics shall satisfy these requirements:

1)     For exposed components and systems which are subject to high temperatures and high pressures, or which are electrically actuated or inherently hazardous, safeguarding and insulating features shall be provided.

2)     Steps, walkways, roof, horizontal surfaces and hood surfaces shall be provided with a non-removable nonskid footing surface. The internal floor area shall be completely covered with nonskid surfaces.

3)     No sharp edges, projection points, and burrs shall be present inside or outside the crew compartment.

4)     Rear access ladder below rear antenna mount and rear step below rear doors are deleted but keep modified rear step mounting brackets below rear doors. Rear door mounted step bracket/grab handles are to remain intact.

5)     Rollover protection per best commercial practice in accordance with SAE J2422 per vehicle class (T); Roll-over prevention means such as electronic stability control (O)

6)     Mastiff MK3 shall provide 360 degree visibility from the combination of crew members operating the vehicle and weapons stations.

3.1.14.1 Manpower

The following paragraphs define the MRAP Mastiff MK3 manpower requirements.

Annex B Page 19

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3.1.14.1.1 Operators

The MRAP Mastiff MK3 shall be operated by incidental operators.

3.1.14.1.2 Maintainers

The MRAP Mastiff MK3 shall be maintained by contractor logistic support or MoD contractor logistical support.

3.1.15 Identification and Markings (Threshold)

The following paragraphs define the MRAP Mastiff MK3 identification and marking requirements.

3.1.15.1 Marking

Mastiff MK3 shall be marked with lusterless CARC or Waterborne Camouflage Coating (WBCC) using TM 4750-15/1 as a guide for registration marking. Letters and numbers shall be black, except for exterior markings over a black background, which shall be 383 Green (color 34094). A stenciled notice shall be added in the driver’s compartment near the vehicle data plate which shall say “CARC” or “WBCC”, based on paint used, in 2.54-cm (1-in.) letters using CARC or WBCC black (color 37030). Tire pressure stenciling is deleted on vehicle exterior.

3.1.15.2 Data Plates

A Transportation Data Plate shall be provided per MIL-STD-209. All data plates, excluding the vehicle identification plate and fuel selector plate to be included in the build book, shall be affixed. The vehicle designation plate shall use MIL-STD-130 as guides. The two-dimensional Item Unique Identification (IUID) data matrix shall be placed on the data plates for the principal end item, and any other components above $5000 in value. The IUID data matrix shall be machine-readable and when practical it will be accompanied with the corresponding plain text character string (human readable). Additional warning or precautionary data plates shall be provided, where necessary, to protect personnel or equipment.

3.1.16 Cooling System

The engine cooling system shall meet SAE J1436. Inspection of fluid fill levels shall be accomplished without removal of caps from coolers or surge tanks. The engine/transmission cooling system shall be filled at the place of vehicle manufacture with an antifreeze mixture applicable for use in diesel engines and in accordance with the engine suppliers recommendations that provides system protection to 5.8°F (-21°C) (T) or -25°F (-32°C) (O), and the anti-freeze mixture shall be anti-toxic and per CID A-A-52624 (0). A manually operated valve shall readily drain coolant. The cooling system surge tank/reservoir design shall provide full cooling performance at its lowest level recommended by the cooling system manufacturer. Cooling hose and hose assemblies shall be per SAE J20. The surge tank/reservoir shall be readily accessible for inspection and service. The system shall be designed to maintain engine temperature, with no kits or additions to the system, sufficient to avoid engine degradation when operated at 5.8°F (-21°C) (T) or -25°F (-32°C) (O) ambient conditions. Cooling components shall be compatible with additives and cleaning compounds per TB 750-651. Hose clamps shall be per SAE J1508, Type SLTB, or Type SLF, clearly visible, serviceable, and ensure positive sealing. The cooling system shall be capable of limiting all vehicle fluids to the operating temperatures recommended by the component manufacturers (T). The cooling system shall be capable of limiting all vehicle fluids to the operating temperatures recommended by the component manufacturers while operating in the Mastiff MK3 operating temperature range, -25°F to 130°F under the following conditions (O).

Annex B Page 20

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1.               Any road load condition within the mission profile not exceeding those stated in this specification.

2.               Any required grade/speed not exceeding those stated in this specification.

3.1.16.1 Fan

Fan clutch or a multiple speed fan shall have an automatic positive lock-up (fan operating), in case of control system failure. Fan clutch engagement shall not reduce or restrict the vehicle capability to meet performance requirements as specified herein. The fan design shall preclude inadvertent activation during vehicle maintenance procedures (T).

3.1.17 Engine

The engine, 374 HP Cat C7, shall operate under all vehicle-operating conditions specified without malfunction. Governed speed shall not exceed maximum engine speed rating specified by the engine manufacturer. It is an objective that the engine be certified as passing the STANAG 4195 NATO Standard Engine Test and be compatible with military diagnostic test equipment. Transmission, 3200SP, shall be an automatic with manual override. No certification on STANAG 4195 NATO Standard Engine Test will be required.

3.1.17.1 Air Cleaner

The air cleaner shall be Donaldson, part number D100034.

3.1.17.2 Air Restriction Indicator

An air cleaner restriction indicator shall warn the operator of air restriction for the air intake system. An air cleaner restriction indicator shall be located in the vehicle cab and shall be easily visible to the driver during day and night operations. The air restrictor indicator shall be reset from inside the cab, and shall retain the reading after the engine is shut off.

3.1.18 Fuels (Threshold)

The diesel engine shall be capable of meeting all performance requirements in all environmental conditions using JP-8. The MRAP Mastiff MK3 must also have the capability to complete its missions using JP-5 and commercial grade diesel (using suitable additives) as alternate fuels. The diesel engine shall be capable of operation in conditions specified in 3.1.7.3. The engine shall also be capable of performing as specified herein while operating on diesel with sulfur content from 15 to 5,000 ppm.

3.1.19 Vehicle Lubricants (Threshold)

Permitted vehicle lubricants for all vehicle services shall be limited to OE system recommendations or as stated below. Axle gearing, manually operated components, grease lubricated components, and permanently lubricated components may utilize isolated lubricant reservoir(s).

1) Engine: 15W40 engine oil

2) Hydraulic steering system(s), primary: recommended ATF

Annex B Page 21

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3) Hydraulic steering system(s), secondary: Not applicable

4) Auxiliary hydraulic systems including: cooling fan(s), heaters, retarders and others: Not applicable

5) Ancillary hydraulic systems including: cranes, hoists, winches and others: Not applicable

6) Hydraulic suspension: Not applicable

7) Transmission: Transmission fluid

8) Auxiliary transmission(s): Transfer case, 75W90 gear oil

9) Torque converter: Transmission fluid

All other oil-lubricated or oil-operated (hydrokinetic and hydrostatic) systems noted below shall utilize a common OE (viscosity as specified for engine) meeting the requirements of MIL-PRF-2104 and MIL-PRF-46167 as an operating fluid and lubricant (O). All systems shall alternately accept commercially available synthetic lubricant equivalents without modification, adjustment, or component replacement with no reduction in performance. QPL-46167 provides guidance for acceptable extreme low temperature POL.

3.1.20 Reserved

3.1.21 Electrical System (Threshold)

All Mastiff MK3 shall be equipped with a 24-volt electrical and cranking system.

All Mastiff MK3 shall be equipped with a non-key ignition/starter switch.

All Mastiff MK3 shall be equipped with a 24-volt electrical bus

All Mastiff MK3 shall have a 12-Volt Capability as stated below

Mastiff MK3 shall have three (3) 12-volt Direct Current (DC), automotive style power receptacles feeding off of a 20 amp fuse-protected circuit PDM and cables are deleted per MOD Request.

3.1.21.1 Alternator (Threshold)

All Mastiff MK3 shall be equipped with alternator output equal to or greater than 400 amperes.

3.1.21.2 Wiring (Threshold)

Wiring and connectors shall be waterproof, sealed, and meet the requirements per SAE J1292, J163, FMCSR 393.27, FMCSR 393.28, FMCSR 393.32, and FMCSR 393.33. Multi-pin connectors shall be furnished at multiple disconnect points to provide ease of maintenance with the exception of the NATO connector. Connectors shall be sealed, waterproof or military standard type connectors. All wiring to components shall have disconnects facilitating component replacement. Wiring shall be labeled to facilitate maintenance and replacement.

3.1.21.3 Lighting (Threshold)

Exterior droplight: All Mastiff MK3 shall be equipped with an exterior droplight, capable of being connected to the rear of the vehicle with a minimum 25’ cord. The light shall have a magnetic mounting capability to allow the light to be mounted on the vehicle anywhere within 25’ of the vehicle plug.

Annex B Page 22

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Cab Light: All Mastiff MK3 shall be equipped with overhead dome lighting located in the cab and independent of the crew compartment and capable of being manually switched from white to Red/military blackout and automatically switch from white to red/military blackout when any door of the vehicle is unlocked or opened. Switching shall go from off to red without passing through white. Cab lighting controls shall be in the cab only. Dome lighting shall be capable of being tested, but not installed. Dome lights shall be shipped with each vehicle. A map light that emits red only shall be provided for the co-driver seat in the front of the vehicle.

Crew Compartment Light: All Mastiff MK3 shall have overhead dome lighting, independent of the cab and capable of being manually switched from white to red/military blackout and automatically switch from white to red/military blackout when any door of the vehicle is unlocked or opened. Switching shall go from off to red without passing through white. Crew lighting controls shall be placed in both the cab and crew compartments. Dome lighting shall be capable of being tested, but not installed. Dome lights shall be shipped with each vehicle.

3.1.21.3.1 Blackout Lighting and Night Vision Devices.

All Mastiff MK3 shall be night vision compatible. Personnel operating the vehicle while wearing image intensifying night vision devices (NVD) shall be able to read the vehicle gauges. All Mastiff MK3 shall be equipped with 3rd generation type blackout lights. All Mastiff MK3 shall be equipped with a blackout switch that overrides the use of all driving lights, brake lights, turn signals, drop light, back-up alarm and horn while the vehicle is operating in the blackout mode. Back-up lamps are deleted by MOD but circuit is intact, protected and part of this override. See MIL-PRF-1102H as a guide. Blackout lights shall have spectral emission characteristics, which prevent emitting more than 10% energy within the 700-1100 nanometer wavelength region (near infrared). The 10% energy of the 700-1100 nanometer wavelength region refers to Peak Energy. The center of illumination, measured on the ground, of the blackout driving lamp shall be within the operators’ field of view. The front bumper mounted driving light shall be provided with the vehicle, but not mounted to the vehicle. All Mastiff MK3 shall be equipped with blackout lights front and rear and infrared driving lights mounted on the front of the vehicle and operated from the cab in accordance with MIL-STD 1179.

3.1.21.4 NATO Slave Receptacle (Threshold)

All Mastiff MK3 shall have a NATO slave receptacle (concentric power leads). All Mastiff MK3 shall be capable of being jump started with or without the batteries connected, using a standard NATO power cable and plug assembly. It is not recommended to trickle charge batteries within the vehicle (Safety for off gassing) and is standard maintenance practice to remove batteries for service.

3.1.21.5 Electrical Connector (Threshold)

All Mastiff MK3 shall be equipped with a front and rear mounted trailer harness using STANAG 4007 12 pin female connectors with spring loaded protective covers and accessibly located for towing considerations. All connectors and switches shall be protected from adverse effects of the elements.

3.1.22 Windshield Wipers/Washers (Threshold)

The windshield wiper system shall be an electric design that meets the requirements specified in SAE J198, FMCSR 393.78, and FMVSS 104. The windshield wiper system shall be waterproof as specified by SAE J1455. Windshield washer controls shall be provided within easy access of the driver.

Annex B Page 23

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3.1.23 Wheels and Tires (Threshold)

Vehicle tires and rims shall be identical at all wheel stations and conform to Tire and Rim Association recommendations for type and size. The vehicle lug nuts on all wheels shall be accessible without removal of other items. Tires shall be repairable and replaceable at the organizational level. Tires shall be radial design and be equipped with run flats. All tires and wheels shall be interchangeable. Use only Michelin Tires, size 395/85/R20 and ‘J’ rated, approved for military vehicle use.

3.1.23.1 Run Flat (Threshold)

All vehicle tires shall have a minimum 30-mile run flat capability at 30 mph on a hard surface road after complete loss of air pressure in any two tires.

3.1.24 Crew Compartment Components, Hood, and Doors

3.1.24.1 Door Front

The Mastiff MK3 shall include an armored driver-side door and armored passenger-side door. Both doors shall be capable of being locked from the inside of the vehicle. First responder lock capabilities are to be installed on doors. Both doors shall be capable of being manually and electrically operated by interior and exterior controls, and incorporate a labeled interior manual override. Electrical controls shall be labeled, “Hold to Open”, and “Hold to Close”.. This automatic door system is common to previously produced variants and shall be modified with any revisions to said system in order to maintain commonality across all vehicle variants, including retrofits. Steps shall be provided to access front doors and exterior grab assist handles for human factors considerations, as required. Front door interior handles shall have grip assisting covering material applied. Both doors shall be capable of being operated electrically within 20 second (T) or 8 second (O) time interval. Door seals of double-bulb type rain/moisture minimization shall be installed. First responder lock capabilities are to be installed on both front doors. Front doors shall not be compliant with MIL-STD 1472 due to the MOD request of them not being equipped with pressure sensing stripes which cease operation of the hydraulic door assist when an obstacle is encountered during door closing. MOD has the final decision on the location of the controls which may not fall within specification.

3.1.24.1.1 Auxiliary Power Source

The Mastiff MK3 shall include a system of reserve power independent from the vehicle, with enough reserve to operate the doors for 3 complete open/close cycles of at a minimum 20 seconds duration per cycle.

3.1.24.1. 2 Door Assist Override Switch

The Mastiff MK3 shall have a clearly labeled switch, mounted centrally in the dash panel between and within reach of Driver and Commander/Co-driver. This switch shall remove all power to the Door Assist mechanism (i.e. vehicle and back-up power).

Annex B Page 24

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3.1.24.1. 3 Door Assist Disengage Switch

The Mastiff MK3 shall provide a means of disengaging the door power-assist system, in the event of a power or system failure, such that, with the vehicle on nominally level ground, the doors may be manually opened and closed from inside and outside the vehicle.

The external means of disengaging the door power assist system shall be operable by a first-responder but shall be installed on the base vehicle in a non-permanent position. Each door power-assist system shall embody a “Make-Safe” capability which inhibits mechanical actuation of the door. This shall be by means of a switch mounted on the actuating mechanism, accessible from outside the vehicle when the door is open.

3.1.24.1. 4 Door Assist Interlock

The Mastiff MK3 power power-assist system shall embody an interlock which inhibits mechanical actuation of the door when the door is locked from the inside.

3.1.24.1. 5 Door Hold Open

All Mastiff MK3 shall not include a mechanical device to hold the front door(s) open.

3.1.24.2 Doors Rear

The Mastiff MK3 shall include armored rear doors, and shall be the same size as the Mastiff II build specification. Rear doors shall be capable of being locked from the inside of the vehicle. First responder lock capabilities are to be installed on primary door. Door seals of double-bulb type rain/moisture minimization shall be installed. Door opening shall be greater than 90 degrees to body for access.

3.1.24.3 Roof Hatches

The Mastiff MK3 shall include three armored roof hatches; one round hatch with the M1114 turret ring, and two aft crew hatches (500 x 499 mm opening), either side of center that open outboard. Aft crew hatches shall have seals to prevent ingress of liquids/moistures when closed. Hydraulic/pneumatic assist mechanism may be installed per MIL-STD-1472, lifting/operating limit for 5th percentile though 95th percentile dressed in Arctic clothing or MOPP 4 ensembles. Roof hatches shall incorporate hold-open mechanisms to enable them to remain open while operating in rough terrain. All hatches shall be capable of being locked from the inside of the vehicle. First responder lock capabilities shall be on the two aft crew hatches.

3.1.24.4 Roof Height

Increased roof height plane shall raise the antenna mounts (sugar scoops) on rear exterior of vehicle to be constant in height differential to the original roof design and include the 4 inch access hole with ballistic cover welded to capsule. Interior headache racks and all associated mounting hardware shall be deleted but keeping the vertical support and mounting tabs.

Annex B Page 25

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3.1.24.5 Seat and Seat Belt (Threshold)

All Mastiff MK3 per MOD Request has specified their seat and restraint configuration for driver and co-driver only, no crew accommodations. It is understood that the substitute seating shall be compliant with FMVSS road testing and transport/delivery options.

3.1.24.6 Crew Compartment Floor

All Mastiff MK3 shall be fitted with heat shield on top of the transmission tunnel with non-slip surface. Access to Transmission fluid level check stick is required without removal of heat shield.

3.1.24.7 Windows and Windshield

All Mastiff MK3 shall include windows in the driver-side door and the co-driver side door. All Mastiff MK3 shall include a windshield, windshield wipers and windshield wiper washer system that are within the accepted industry standard practice of reduced visibility for armored vehicle windshield assemblies which is for class 8 highway Mastiff MK3 as requested by SAE J-198 (O). All windows and windshield glass shall be clear and armored per paragraph 3.1.25.

3.1.24.7.1 Tear-Away Windows Sheets

The front door windows on all Mastiff MK3 shall have applied to the exterior only surfaces, Cold-Laminated Applied Vehicular Armor (Cold LAVA) tear-away sheets or equivalent, which will protect against windblown sand damage. The sheets (5 layers) can be torn-away to expose new layers providing 5 initial protection levels. There shall be no sheets fitted to the front windshield nor any window interior surfaces.

3.1.24.8 Mirrors (Threshold)

All Mastiff MK3 shall have no Side View Mirrors per MOD request. Side View Mirrors will be magnetically mounted on both the driver and passenger side temporary for manufacturing testing compliance for public highway and up to DD250 transport only.

3.1.24.9 Heater /Defroster/AC/Ventilation

All Mastiff MK3 shall come equipped with an air heater, blower and defroster per best commercial practice utilizing a Red Dot climate control system and is equipped with interior access cover. All Mastiff MK3 shall be equipped with an interior climatic control system to provide heating and cooling (T). The front air conditioning system and rear air conditioning system together, with manufacturers insulation installed, shall be capable of reducing the temperature a minimum of 32°F below the highest ambient temperature in accordance with SAE J1503 (O). The vehicle heater shall be capable of raising the cab temperature from -20 °F to 41°F within 45 minutes after the truck has been started (O), -25 °F to 41°F in 45 minutes (O). The vehicle blower shall be operable and controllable from within the cab and independent of the heater (T). Note: MOD has deleted all interior Keviar roof blankets and S2 blast insulation on this variant and testing will not be available.

Mastiff MK3 shall be equipped with a windshield defrosting and defogging system (T) which shall conform to SAE J381 (O), except the ambient temperature shall be at -25°F (O). The vehicle blower shall be operable and controllable from within the cab and independent of the heater meeting MIL-STD-1472 cab ventilation requirements. The MRAP Mastiff Mk3 shall incorporate a climate control system between 50°F to 89°F in all operating environments (O). The air

Annex B Page 26

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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conditioner shall be capable of lowering the cab interior to 89°F within 60 minutes after the air conditioner has been activated (O).

3.1.24.10 Firing Ports

The firing ports requirement is deleted.

3.1.24.11 Controls, Displays, and Control Cables

The cab interior shall be ergonomically designed such that controls are readily accessible by the operator and can be located, accessed, or activated without any undue effort while seat belted. Controls and displays shall meet the requirements of FMVSS 101, FMVSS 124, and MIL STD 1472. Exception from MIL-STD-1472 is allowed for components that meet SAE standards. Control location and operation shall be as recommended by SAE J680 or SAE J209. Controls shall be marked per SAE J2402 or SAE J1362. In the event of conflict between the two SAE standards, SAE J2402 shall be followed. All control cables shall be lubricated for the life of the vehicle. All control cables going outside of the cab shall be of low friction type, protected at both ends with adequate seals to prevent entry of moisture and contamination into the support tube, and to provide a bearing surface for smooth motion.

3.1.24.12 Vehicle Side Illumination (Threshold)

All Mastiff MK3 shall have no Side Marker Lighting and mounting holes are deleted per MOD request but wiring harnesses are to be left intact, bundled and secured for integration usage later.

3.1.24.13Horn (Threshold)

A horn shall be provided per SAE J377 and FMCSR 393.81. External mounting of the horn shall not be allowed. The horn shall be mounted so that water and debris does not collect in the device. The horn shall not be operable when the vehicle is placed in blackout mode.

3.1.24.14 Gauges and Indicators

All gauges lighting shall be compatible with NVG operation. The vehicle gauge cluster shall include the following:

Voltmeter

Fuel gauge (+/- 10% accuracy)

Engine oil pressure gauge/warning light

Coolant temperature gauge/warning light

Speedometer that displays both KPH and MPH

Engine hour meter

Annex B Page 27

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Turn signal lights and emergency flashers

Odometer and trip meter

Air restriction gauge

3.1.24.15 Storage Compartments (Threshold)

Storage Compartment Requirements are deleted by MOD and the verification requirement 4.2.22.7 is removed from the Verification Matrix.

3.1.25 Crew Protection (Threshold)

All Mastiff MK3 shall provide integral protection for the crew from blast, shock, fragments, and fatal acceleration effects of mine blasts. The crew compartment shall withstand the blast effects without breach of the floor when a mine is detonated under any wheel or directly under the crew compartment.

1. Mine blast anywhere under vehicle: refer to classified Annex A.

2. Mine blast under any vehicle wheel: refer to classified Annex A.

3. Ballistics protection: refer to classified Annex A.

4. IED side protection: refer to classified Annex A.

5. IED anywhere under the vehicle: refer to classified Annex A.

MOD deleted the front and side interior S2 panels and hardware, retaining all mounting bosses around windshield. The S2 panel for the rear doors and rear wall remain installed but, the crew cabin has a reduced capability of vehicle level of protection as originally designed and the testing requirement from the Verification requirements 4.2.22.8 is removed from Verification Matrix.

3.1.26 Weapon Turret

The weapons mount shall include the High Mobility Multi-purpose Wheeled Vehicle (HMMWV) ring supported by Support Assembly, NSN 2510-01-249-1586, up to the Armament Mount Assembly, P/N RCSK 19172-9C234 Revision A, and all necessary vertical supports, sealing for moisture intrusion and brackets to mount the weapons above the vehicle. This mount shall withstand the stresses associated with vehicle operation across the mission profile (with weapon and gunner’s protection system installed) and weapons firing such that no damage to the vehicle or mount shall occur. The mount shall allow the weapon to engage targets in a 360-degree field of fire while stationary or on the move. Weapons will include the M2 heavy barrel 50-caliber machine gun, M240G 7.62mm medium machine gun, and the MK-19 40mm heavy machine gun. The vehicle shall have the capability to mount a remote weapon station (o). The vehicle shall have the capability to mount powered traverse turrets (o). No BPMTU shall be provided.

3.1.26.1 Turret Ballistic Protection

Turret Ballistic Protection requirement is deleted by the MOD.

Annex B Page 28

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3.1.26.2 Turret Operation

Turret Operation requirement is deleted by the MOD

3.1.26.3 Turret Communication

Turret Communication requirement is deleted by the MOD.

3.1.27 Operating Environment Requirements

Operation of the vehicle electronics and equipment, which includes the diesel engine, generator, batteries, and motors, shall not ignite an explosive mixture of fuel vapor and air or unburned powder and air.

3.1.28 Electromagnetic Interference (Objective)

All Mastiff MK3 and associated interface shall conform to the performance requirements for CE102, CS101, CS114, RE102, and RS103 of MIL-STD-461 for the ground-based installation. Warning buzzers, horns, and electronic modules used exclusively for maintenance are exempt from this requirement.

4 QUALITY ASSURANCE PROVISIONS

The following paragraphs define the quality assurance provisions requirements.

4.1 RESPONSIBILITY FOR INSPECTION

The contractor is responsible for the performance of all inspection requirements. The contractor may use his own or any other facilities acceptable to IST and suitable for the performance of the inspection specified. IST reserves the right to perform or witness any or all of the inspections.

4.1.1 Responsibility for Compliance

Unless otherwise specified by the procuring activity, the Contractor shall provide and maintain an effective inspection and quality system for the Mastiff MK3. The Contractor shall not be restricted to the inspection station or to the method of inspection listed, provided that equivalent control is provided which is acceptable to the UK MOD. The absence of any inspection requirements in the Performance Specification shall not relieve the Contractor of the responsibility of assuring that all products or supplies submitted to the UK MOD for acceptance comply with all requirements of this contract. The Mastiff MK3 shall have included with each vehicle a build book documenting at threshold the following information:

1. Vehicle sign off sheets

2. Final inspection record

3. Certification of Compliancy for qualified parts

4. Dynamometer Report

5. Vehicle concessions

6. Preparation for delivery checklist

Annex B Page 29

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7. Customer Acceptance Preview

8. Inspection Checklists

9. Vehicle ID Data Plate

10. Vehicle Fuel Selector Plate

11. Radio Rack Plate

4.1.2 Verification

All quality assurance operations performed by the Contractor shall be subject to 1ST verification at unscheduled intervals. Deviation from the prescribed or agreed upon procedures or instances of poor practices that might have adverse effect on product shall immediately be called to the attention of the Contractor. Verifications shall consist of:

a) Surveillance of the operation to determine that practices, methods, and procedures of the Contractor’s written quality assurance system plan are being properly applied.

2) UK MOD product inspection to measure the quality of the product offered to the UK MOD for acceptance as described in 4.1.6. Deviation from the prescribed or agreed upon procedures or instances of poor practices which might have adverse effect on product shall immediately be called to the attention of the contractor.

4.1.2.1 Classifications of Inspections

The inspection requirements and event specified herein are classified as follows:

a. First Article Test (see 4.1.2.2) conducted as First Production Vehicle Inspection (FPVI) conducted at the place of manufacture by the Contractor.

b. Conformance inspection (see 4.1.2.3) conducted as Production Vehicle Inspection (PVI) conducted at the place of manufacture by the Contractor.

c. Conformance Inspection (see 4.1.2.3) conducted as Production Vehicle Test (PVT) conducted at a Customer-designated test site by the Customer.

4.1.2.2  First Article Inspection

First article inspection shall be performed on one or more complete Mastiff MK3, as specified in the contract (see 4.1.2.1). The inspection shall include the examination of 4.1.2.4 and inspection as designated of 4.1.2.5.1 through 4.1.2.5.5

4.1.2.3  Conformance Inspection

Quality conformance inspection shall include the examination of 4.1.2.4 and the tests 4.1.2.5.1 and 4.1.2.5.4.

Annex B Page 30

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4.1.2.4  Examination

Each vehicle shall be physically examined for compliance with the requirements specified in Table I Verification Matrix, to include performance, safety, human engineering, and dimensional requirements. The contractor shall demonstrate, or provide evidence, of compliance of items to the requirements where it is not readily discernible or identifiable (e.g., Built in Test Equipment BITE). Noncompliance with any requirement or the presence of one or more defects that lessens the required efficiency shall constitute cause for rejection. Each unit shall be examined for the defects specified in Table 1. The Customer reserves the right to perform any amount (or additional) of inspection and testing that is necessary to verify the conformance to all requirements in Section 3, Requirements. Unless otherwise specified, all tests shall be performed at the Mastiff MK3’s maximum gross vehicle weight rating (GVVVR) when applicable.

4.1.2.5  Methods of Inspection

The following paragraphs define the quality assurance provisions requirements.

4.1.2.5.1  Test

Verification shall be accomplished through systematic operation of the end item under appropriate conditions, with or without instrumentation, and the collection, analysis, and evaluation of quantitative data.

4.1.2.5.2  Analysis

Verification shall be accomplished by technical or mathematical evaluation, mathematical/computational modeling and/or simulations, algorithms, charts, or diagrams, and representative data.

4.1.2.5.3  Examination

Verification shall be accomplished by visual examination of the end item or its components, reviewing descriptive documentation, certifications, and comparing characteristics to established criteria.

4.1.2.5.4  Demonstration

Verification shall be accomplished by appropriate functional checks and/or operation of the end item or its components.

4.1.2.5.5  Certification

Conformance to a specific requirement or standard shall be demonstrated by a document signed by the certifying official or responsible party. When required by contract or this specification, certification may be used in lieu of additional verification methods and shall include supporting documentation (test data, materiel analysis, etc.)4.1.2.6 Verification Matrix (Table 1)

Note 1: A (D) after a verification reference indicates that the requirement to test has been removed.

Note 2: For Verification References indicated below, Certification requirements are indicated in the far right column; Guidance for other required methods of inspection methods are indicated in 4.1.2.5.

Annex B Page 31

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Section Title	Requirement	Verification Ref	FPV I	PVI	PVT	CT
Performance	3.1.2	4.2	—	—	—	—
Grade Operation	3.1.3	4.2.1			X
Side Slope Operation (Threshold)	3.1.3.1	4.2.1.1			X
Speed	3.1.3.2	4.2.1.2	X	X	X
Cross-Country Speed	3.1.3.2.1	4.2.1.2.1(D)
Trail Speed	3.1.3.2.2	4.2.1.2.2 (D)			X
Acceleration	3.1.3.3	4.2.1.3	X	X	X
Range (Threshold)	3.1.4	4.2.2			X
Fuel System	3.1.5	4.2.3	X	X		X
Interior Noise	3.1.6	4.2.4 (D)
Mobility	3.1.7	4.2.5	—	—	—	—
Fording	3.1.7.1	4.2.5.1	X			X
Ground Clearance and Vertical Step	3.1.7.1.1	4.2.5.1.1	X		X
Approach/Departure	3.1.7.1.2	4.2.5.1.2	X		X
Environmental Operation	3.1.7.2	4.2.5.2	X		X
Temperature Operation	3.1.7.3	4.2.5.3	X		X
Brakes (Threshold)	3.1.7.4	4.2.5.4	X	X		X
Service Brakes (Threshold)	3.1.7.4.1	4.2.5.4.1	X	X	X
Anti-Lock Brake System (ABS)	3.1.7.4.2	4.2.5.4.2	X	X		X
Parking Brake (Threshold)	3.1.7.4.3	4.2.5.4.3	X	X	X	X
Emergency Brakes (Threshold)	3.1.7.4.4	4.2.5.4.4	X	X	X	X
Steering & Handling	3.1.7.5	4.2.5.5			X
Towing & Recovery	3.1.7.6	4.2.5.6	—	—	—	—
Towing & Recovery (Objective)	3.1.7.6.1	4.2.5.6.1	X	X		X
Towing & Recovery (Threshold)	3.1.7.6.2	4.2.5.6.2	X	X		X
Self Recovery Winch (Threshold)	3.1.7.6.3	4.2.5.6.3(D)
Automotive Lifting Hydraulic Jack (Threshold)	3.1.7.6.4	4.2.5.6.4	X	X		X
External Air Source	3.1.7.7	4.2.5.7	X	X		X
Pintle (Threshold)	3.1.7.8	4.2.5.8	X	X	X	X
Crew Compartment (Threshold)	3.1.7.9	4.2.5.9	X	X		X
Weapon, Communications, and Personnel Equipment Stowage (Threshold)	3.1.7.9.1	4.2.5.9.1	X	X
General Equipment Storage	3.1.7.9.2 (D)	4.2.5.9.2(D)

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Section Title	Requirement	Verification Ref	FPV I	PVI	PVT	CT

Fire Protection System (Threshold)	3.1.7.10	4.2.5.10	X			X
NBC Overpressure System	3.1.7.11(D)	4.2.5.11(D)
Turning Radius	3.1.7.12	4.2.5.12	X
Physical Characteristics	3.1.8	4.2.6	—	—	—	—
Painting (Threshold)	3.1.8.1	4.2.6.1	X	X		X
Reliability/Availability/Maintain ability/Durability (RAM-D)	3.1.9	4.2.7(D)
Reliability	3.1.9.1	4.2.7.1(D)
Availability	3.1.9.2	4.2.7.2(D)
Maintainability	3.1.9.3	4.2.7.3(D)
Preventive Maintenance	3.1.9.4	4.2.7.4(D)
Corrective Maintenance	3.1.9.5	4.2.7.5(D)
Durability	3.1.9.6	4.2.7.6(D)
Transportability (Threshold)	3.1.10	4.2.8(D)
Lifting and Tiedown Provisions (Threshold)	3.1.10.1	4.2.8.1(D)
Materials	3.1.11	4.2.9	X	X		X
Rubber Materials	3.1.11.1	4.2.9.1	X	X		X
Rust and Corrosion	3.1.12	4.2.10 Option			X
Water Collection and Entrapment (Drainage)	3.1.12.1	4.2.10.1(D)
Welding (Threshold)	3.1.13	4.2.11	X	X		X
Safety (Threshold)	3.1.14	4.2.12	X	X		X
Manpower	3.1.14.1	4.2.12.1	—	—	—	—
Operators	3.1.14.1.1	4.2.12.1.1	X			X
Maintainers	3.1.14.1.2	4.2.12.1.2	X
Identification and Markings (Threshold)	3.1.15	4.2.13	—	—	—	—
Marking	3.1.15.1	4.2.13.1	X	X
Data Plates	3.1.15.2	4.2.13.2	X	X
Cooling System	3.1.16	4.2.14	X	X	X	X
Fan	3.1.16.1	4.2.14.1	X	X	X
Engine	3.1.17	42.15	X		X	X
Air Cleaner	3.1.17.1	4.2.15.1	X	X	X	X
Air Restriction Indicator	3.1.17.2	4.2.15.2	X	X
Fuels (Threshold)	3.1.18	4.2.16	X		X	X
Vehicle Lubricants (Threshold)	3.1.19	4.2.17	X	X		X
Reserved	3.1.20	4.2.18
Electrical System (Threshold)	3.1.21	4.2.19	X	X		X
Alternator (Threshold)	3.1.21.1	4.2.19.1	X	X		X
Wiring (Threshold)	3.1.21.2	4.2.19.2	X	X

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Section Title	Requirement	Verification Ref	FPV I	PVI	PVT	CT

Lighting (Threshold)	3.1.21.3	4.2.19.3	X	X		X
Blackout Lighting and Night Vision Devices.	3.1.21.3.1	4.2.19.3.1	X	X		X
NATO Slave Receptacle (Threshold)	3.1.21.4	4.2.19.4	X	X		X
Electrical Connector (Threshold)	3.1.21.5	4.2.19.5	X	X		X
Windshield Wipers/Washers (Threshold)	3.1.22	4.2.20	X	X		X
Wheels and Tires (Threshold)	3.1.23	4.2.21	X	X
Run Flat (Threshold)	3.1.23.1	4.2.21.1	X		X	X
Crew Compartment Components, Hood, and Doors	3.1.24	4.2.22	—	—	—	—
Door Front	3.1.24.1		X	X
Auxiliary Power Source	3.1.24.1.1		X	X
Door Assist Override Switch	3.1.24.1.2		X	X
Door Assist Disengage Switch	3.1,24.1.3		X	X
Door Assist Interlock	3.1.24.1.4		X	X
Door Hold Open	3.1.24.1.5		X	X
Doors Rear	3.1.24.2		X	X
Roof Hatches	3.1.24.3		X	X
Roof Height	3.1.24.4		X	X
Seat and Seat Belt (Threshold)	3.1.24.5	4.2.22.1(D)
Windows and Windshield (Threshold)	3.1.24.7	4.2.22.1.1	X	X
Tear-Away Windows Sheets	3.1.24.7.1		X	X
Mirrors (Threshold)	3.1.24.8	4.2.22.1.2(D)
Heater/Defroster/AC/Ventilation (Threshold)	3.1.24.9	4.2.22.2	X	X
Firing Ports	3.1.24.10 (D)
			X
Controls, Displays, and Control Cables	3.1.24.11	4.2.22.3	X	X
Vehicle Side Illumination (Threshold)	3.1.24.12	4.2.22.4(D)
Horn (Threshold)	3.1.24.13	4.2.22.5	X	X		X
Gauges and Indicators	3.1.24.14	4.2.22.6	X	X		X
Storage Compartments (Threshold)	3.1.24.15(D)	4.2.22.7(D)
Crew Protection	3.1.25	4.2.22.8			X
Weapon Turret (Threshold)	3.1.26	4.2.23	X	X	X
Turret Ballistic Protection	3.1.26.1	4.2.23.1(D)

Annex B Page 34

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Date: 04-13-11

Section Title	Requirement	Verification Ref	FPV I	PVI	PVT	CT
Turret Operation	3.1.26.2	4.2.23.2(D)
Turret Communication	3.1.26.3	4.2.23.3
Operating Environment Requirements	3.1.27	4.2.24
Electromagnetic Interference	3.1.28	4.2.25(D)

4.1.3  Components

The Contractor, when requested, shall make available to IST, at the time of any IST inspection, legible design or manufacturing drawings and specifications. Such drawings and specifications shall be annotated to reflect the latest revision incorporated. Upon completion of inspection(s) by IST, all drawings and specifications shall be returned to the Contractor. IST reserves the authority to inspect end items or any parts/components during all manufacturing processes and reject such material that does not conform to either Government or Contractor drawings or specifications. All deficiencies detected during any Contractor or IST inspection (end item or in process) shall be corrected by the Contractor. During any IST inspection, the Contractor shall provide inspection assistance upon request.

4.1.4  Inspection Equipment

The Contractor is responsible for the provision and maintenance of all inspection equipment necessary to assure that supplies and services conform to contract requirements. If no other calibration specification or requirements is identified in this contract, then the inspection equipment shall be calibrated in accordance with the suggested Contractor’s guidelines traceable back to National Institute of Science and Technology (NIST) standards.

4.1.5  Test Facilities

The Contractor is responsible for providing test facilities and courses, at or near the place of manufacture, for assuring the requirements are met. These facilities include, but are not limited to:

a. Relatively level, hard surfaced test track.

b. Longitudinal and Side Slopes.

4.1.6  Certification

Where certification is required to verify material or component conformance to contract requirements, the Contractor shall furnish such certification along with applicable substantiating analytical data, documented test results, and performance data. Certifications compliance shall be included/documented in the proposal. Additionally, the certifications shall be made available for IST review during Production Vehicle Inspection (PVI). Copies of the certifications shall be provided to IST upon request. Certifications shall include all documentation, examinations and test results where applicable. Certification of compliance to specific contract and/or specification requirements shall be a statement signed by the Contractor’s Program Manager, to the effect that the Contractor has complied.

Annex B Page 35

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Control No: 03
Date: 04-13-11

4.1.6.1  Unacceptable Certifications

If any certification is unacceptable to IST, the Contractor shall conduct additional examinations/tests or provide additional documentation as required to verify certification at no increase in contract price. IST may conduct tests to verify certifications.

4.1.6.2  Process Certification

When a process certification is required, it shall include a written description of the process and all associated work instructions.

4.1.6.3  Material Certification

When a material certification is required, it shall include a copy of the material analysis. If the material is purchased from a subcontractor, a copy of the purchase order is also required.

4.1.6.4  Test Certification

When a test certification is required, it shall include the following information as substantiation:

Drawing number (if applicable)

Specification title, number, and edition

Grade or type for which the product was tested

Number of specimens tested

Requirements and actual results obtained

Purchase orders for subcontracted products

4.1.7  Qualified Products

In the event that a particular specification referenced in this document has a Qualified Product List (QPL), the Contractor shall utilize items only from vendors specified in the applicable QPL. The Contractor shall make available to IST, documentation of each item acquisition from such QPL. The document shall include the QPL date and identification of the supplier, purchase order, and quantity. In the event that procurement of product from a QPL is not possible or products are not available, substitute products shall be identified and subject to approval of use by IST

4.1.8  Break-In/Run-In

All vehicles and components shall have the minimum required break-in/run-in performed by the Contractor prior to offering such vehicles for IST acceptance. All components or parts incorporated into the final end items shall have the Contractor’s recommended break-in/run-in requirements prior to offering the final end item for IST acceptance. The Contractor, when requested, shall make available to IST at the time of any IST inspection, documentation delineating the Contractor’s recommended break-in/run-in for component parts or final end item. A procedure for brake burnishing shall be developed by the Contractor and shall be provided as part of the Final Inspection Record (FIR). The vehicles provided by the Contractor for IST acceptance shall be in a “Test Ready” condition with the exception of the brake burnishing required for the Highway Mountain Brake Test.

Annex B Page 36

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Control No: 03
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4.1.9.1  Components

The Contractor, when requested and at the time of any IST inspection, shall make available to IST legible design or manufacturing drawings and specifications. Such drawings and specifications shall be annotated to reflect the latest revision incorporated. Upon completion of inspection(s) by IST, all drawings and specifications shall be returned to the Contractor. IST reserves the authority to inspect end items or any parts/components during all manufacturing processes and reject such material that does not conform to either IST or Contractor drawings of specifications. All deficiencies detected during any Contractor or IST inspection (end item or in process) shall be corrected by the Contractor. During any IST inspection, the Contractor shall provide inspection assistance upon request.

4.1.9.2  Acceptance Testing

IST reserves the right to verify and validate requirement conformance through independent analyses, inspections and/or testing. Deficiencies found as a result of testing/inspection shall be a cause for rejection until the prime vendor has provided evidence that corrective action has been taken to eliminate the deficiency. The prime vendor, at no additional cost to IST, shall correct such deficiencies on all deliverables.

4.1.9.3  Responsibility for Compliance

The absence of any verification statement within this Performance Specification shall not relieve the contractor of the responsibility for acceptance and compliance. Unless otherwise specified within the contract or Performance Specification, the contractor is responsible for the execution of all inspections and certifications as stated in this performance specification. The contractor is responsible for ensuring that components and materials are manufactured, inspected, and tested in accordance with applicable referenced specifications and standards (i.e., MIL-STD-810).

4.2  Performance

To determine conformance to 3.1.2, the vehicle will be tested as specified in the following paragraphs.

4.2.1  Grade Operation

To determine conformance to 3.1.3, the Mastiff MK3 will be tested as outlined in TOP 2-2-610. The Mastiff MK3 will be operated at the required speeds and grades without stalling, slipping, overheating, upsetting, or damage to vehicular components at GVW. During the test the Mastiff MK3’s engines will be shut down for a minimum of two minutes in each direction and then restarted. Engine oil pressure shall be monitored during all grade operations.

4.2.1.1  Side Slope Operation (Threshold)

To determine conformance to 3.1.3.1, the Mastiff MK3 will be tested as outlined in TOP 2-2-610. The MRAP Mastiff MK3 will be operated at GVW, with only 10% of fuel capacity. During operation the Mastiff MK3 will be checked for evidence of stalling, slipping, overheating and stability. The engine will be shut down for a minimum of two minutes on both sides. Mastiff MK3 will also be tested on 30% side slopes. Lift of a single wheel during the side slope test will be permitted provided that the Contractor can show in a tilt table test at least an additional 5% slope margin of safety from where the first wheel lifts off to the point of vehicle overturning.

Annex B Page 37

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Control No: 03
Date: 04-13-11

4.2.1.2  Speed

To determine conformance to 3.1.3.2, the Mastiff MK3 will be tested per TOP 2-2-602.

4.2.1.2.1  Cross-Country Speed

To determine conformance to 3.1.3.2.1, the Mastiff MK3 will be tested per TOP 2-2-602.

4.2.1.2.2  Trail Speed

To determine conformance to 3.1.3.2.2, the Mastiff MK3 will be tested per TOP 2-2-602.

4.2.1.3  Acceleration

To determine conformance to 3.1.3.3, the Mastiff MK3 will be tested as outlined in TOP 2-2-602.

4.2.2  Range

To determine conformance to 3.1.4, the Mastiff MK3 will be tested to demonstrate the minimum range specified, at an average speed of 45 MPH at GVW. The Mastiff MK3 will be fueled to the operational fill mark, driven 300 plus miles over the designated course and the remaining fuel measured.

4.2.3  Fuel System

To determine conformance to 3.1.5, the Contractor shall certify that the fuel tank(s), vents, and caps shall meet the requirements of FMCSR 393.65, FMCSR 393.67, and FMVSS 301. The Contractor shall further certify that the vehicle fuel tank(s) are able to accept open port automotive refueling nozzle (OPW #311 AG-1; NSN 4930-01-318-6091). The fuel tank(s) will be examined/tested to all other requirements as specified. Fuel tank(s) will be inspected for the proper installation, and evidence of leaks.

4.2.4  Interior Noise

Interior noise is modified by eliminating the requirement for the contractor to test for requirement as specified outlined in SAE J336 due to the removal of most of all interior attachments requested by the MOD. The contractor shall not conduct testing and shall not certify that the exterior noise levels met the requirements.

4.2.5  Mobility

4.2.5.1  Fording

To determine conformance to 3.17.1, the Contractor shall certify the vehicle is capable of hard bottom fording in salt or fresh water to depths of at least 36 inches, including wave height, at speed up to five mph, without special preparation or kits in accordance with TOP 2-2-612. After fording operations all lubricated components shall be examined by the Contractor for water contamination and exercised to verify proper operation of all vehicle systems.

Annex B Page 38

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Control No: 03
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4.2.5.1.1  Ground Clearance and Vertical Step

To determine conformance to 3.1.7.1.1, the vehicle will be measured for VCW height requirement minimum on flat level terrain with no testing.

4.2.5.1.2  Approach/Departure and Break over Angles

To determine conformance to 3.1.7.1.2, the Mastiff MK3 will be evaluated to verify compliance with the requirement that the approach and departure angles permit the vehicle to negotiate transport loading ramps and off road terrain without interference. Specified minimum angles will be measured as outlined in SAE J1100.

4.2.5.2  Environmental Operation

To determine conformance to 3.1.7.2, the Mastiff MK3 and their components will be tested for cold and hot operation as outlined in TOP 2-2-816 and vehicle cold start as outlined in TOP 2-2-650. During testing, the engine, cooling system, transmission, all drive train components, winches, hydraulics, electrical system, gauges, and heater/defroster systems, as applicable, will be exercised to verify proper operation. Mastiff MK3 will be tested as per MIL-STD-810 for high temperature, humidity, salt fog, blowing sand and dust, leakage, and rain. The Mastiff MK3 shall not allow water to enter the vehicle to a degree that may cause equipment failure.

4.2.5.3  Temperature Operation

To determine conformance to 3.1.7.3, the Mastiff MK3 will be monitored throughout the test period in the ambient temperatures encountered at the test site and in controlled environmental chambers as outlined in TOP 2-2-816 and in TOP 2-2-650. Cold testing will be performed at temperatures down to -25° F without the use of Arctic kits.

4.2.5.4  Brakes (Threshold)

To determine conformance to 3.1.7.4, the Contractor shall certify that the brake system, is self -adjusting, and meets the specified FMVSS and FMCSR requirements. The Contractor shall also certify that the brake system meets the requirements of SAE J1404 (except for the structural endurance test at paragraph 6.3 of SAE J294, which does not apply). Brakes will also be tested in accordance with the following paragraphs

4.2.5.4.1  Service Brakes (Threshold)

To determine conformance to 3.1.7.4.1, the service brakes will be tested at the both empty and at GVW on grades specified, as outlined in TOP 2-2-608 and to the requirements of FMVSS 121. After completion of the Mountain Brake Testing, nothing other than adjustment/replacement of brake shoes/pads should be required to return the brakes to a fully operational condition. No permanent deformation of any component, other than brake shoes/pads, is allowed. No cracking of drums or heat-related damage beyond paint peeling is permitted as a result of this test. Brake testing on grades will be conducted with no more than 10% fuel capacity onboard. The brake system will be inspected to insure no loose hardware, no evidence of leakage or chafing hoses and for proper adjustment. Minimum testing requirements for CT: All Mastiff MK3 shall demonstrate the stopping distance requirements of FMVSS 121 up to 45 mph.

Annex B Page 39

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.2.5.4.2  Anti-Lock Brake System (ABS)

To determine conformance to 3.1.7.4.2, the Contractor shall certify that the brake system design incorporates an all wheel ABS. The Contractor shall further certify compliance with the requirements and FMVSS 121.

4.2.5.4.3  Parking Brake (Threshold)

To determine conformance to 3.1.7.4.3, the Contractor shall certify that the parking brake conforms to the specified FMCSR and FMVSS, which are in effect at the time of manufacture. The vehicle will be grade tested to verify conformance to all parking brake requirements, as specified. The vehicle will be examined for the required parking brake indicator light and its easy visibility to the driver. The Contractor shall certify that the parking brake indicator light meets blackout mode requirements. All components shall be inspected for proper mounting, and evidence of leaks. Parking brake tests on grades will be conducted with no more than 10% fuel capacity onboard. The vehicle’s parking brake will be tested, at GVW, to hold the vehicle on a 30% paved grade as specified.

4.2.5.4.4  Emergency Brakes (Threshold)

To determine conformance to 3.1.7.4.4, the Mastiff MK3 will be tested per FMVSS 121. The contractor shall certify that emergency brakes apply automatically and conform to FMVSS 121. The manual override will be demonstrated using only BII tools.

4.2.5.5  Steering & Handling

To determine conformance to 3.1.7.5, the Mastiff MK3, at GVW and VCW, will be tested for specified lane change maneuvers outlined in AVTP 03-160 W. The vehicle will also be tested for turning circle diameter, and maximum steering angle as outlined in TOP 2-2-609. Maximum lateral acceleration at payloads specified will be tested as outlined in SAE J2180, and steady state cornering will be tested per SAE J2181. The Mastiff MK3 will also be tested to demonstrate a dead steer maneuver per AVTP-03-30 at speeds and payloads specified with no more than 50 lbs. of force needed to turn the steering wheel. The Mastiff MK3 shall also be tested utilizing TOP 2-2-800 as a guide for Weight Distribution/Center of Gravity

4.2.5.6  Towing & Recovery

4.2.5.6.1  Towing & Recovery (Objective)

To determine conformance to 3.1.7.6.1, all Mastiff MK3 shall have clearly identified and accessible front and rear tow points. The contractor shall certify the Mastiff MK3 are able to be lift and flat towed from the front towed at GVW and from the rear at VCW by the Medium Tactical Vehicle Replacement (MTVR) and HEMTT category wreckers.

4.2.5.6.2  Towing & Recovery (Threshold)

To determine conformance to 3.1.7.6.2, the contractor shall certify all Mastiff MK3 are capable of being flat towed, at GVW, by a like vehicle using a standard system tow-bar, NSN 2530-01-496-8356 without damage to either vehicle. All Mastiff MK3 shall be capable of being flat towed without any disassembly (e.g., drive shaft) and without preparation beyond normal towing preparations such as attaching tow device(s), electrical whip, and airlines at wrecker category speeds across the MRAP Mastiff MK3 duty cycle/mission profile for an indefinite period of time.

Annex B Page 40

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.2.5.6.3  Self Recovery Winch (Threshold)

Deleted per MOD request.

4.2.5.6.4  Automotive Lifting Hydraulic Jack

Vehicle equipment bottle jack provided as original equipment shall be certified by manufacturer and documentation included in the BII kit per ASME PALD 2005.

4.2.5.7  External Air Source

To determine conformance to 3.1.7.7, the Contractor shall certify that the front external air source can sufficiently provide air at pressures and cfm stated per paragraph 3.1.7.7.

4.2.5.8  Pintle (Threshold)

To determine conformance to 3.1.7.8, the pintle will be tested to verify compliance to the specified requirements. The Contractor shall certify that it meets the requirements of CID A-A-52550 and complies with requirements of MIL-STD-1472. The pintle will be inspected for the specified mounting height, operation, lube fittings, and evidence of lubrication.

4.2.5.9  Crew Compartment (Threshold)

To determine conformance to 3.1.7.9, the Contractor shall certify compliance to verify adequate ingress and egress from the vehicle with full combat gear in response to tactical needs.

4.2.5.9.1  Weapon, Communications, and Personnel Equipment Stowage (Threshold)

To determine conformance to 3.1.7.9.1, IST will verify by inspection.

4.2.5.9.2  General Equipment Storage

General Equipment Storage requirement is deleted by the MOD and the verification requirement 4.2.5.9.2 is removed from the Verification Matrix.

4.2.5.9.3  Drop Table

Drop Table is deleted per MOD request.

4.2.5.10  Fire Protection System (Threshold)

To determine conformance with 3.1.7.10, the Contractor shall certify all Mastiff MK3 include a fire protection system.

4.2.5.11  NBC Overpressure System

NBC Overpressure System is deleted per MOD request.

Annex B Page 41

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.2.5.12  Turning Radius

To determine conformance to 3.1.7.12, the turning diameter will be measured curb to curb to and wall to wall, clockwise and counter clockwise on a hard level surface for 180 degrees turn to verify the requirement as specified.

4.2.6  Physical Characteristics

4.2.6.1  Painting (Threshold)

To determine conformance to 3.1.81, the Contractor shall certify compliance to the use of paints from the Qualified Products List (QPL) and heat resistant paint. After topcoat application, the vehicle will be inspected for workmanship and acceptable application. The vehicle will be examined for the required stencils by specified color and letter size.

4.2.7  Reliability/Availability/Maintainability/Durability (RAM-D)

RAM-D shall be deleted due to no testing has been conducted.

4.2.8  Transportability (Threshold)

Deleted as per 3.1.10

4.2.9  Materials

To determine conformance to 3.1.11, the Contractor shall certify that the use of hazardous material and those which are listed on EPA 17 list shall has been avoided when a non-hazardous alternative is available which meets the performance requirements.

4.2.9.1  Rubber Materials

To determine conformance to 3.1.11.1, the contractor shall provide manufacture information for rubber products furnished, like tires and hoses. The contractor shall certify the date of manufacture is no greater than four calendar quarters old, from the date of cure to date of manufacture. Rubber hose material shall be compatible with the type of fluids for which they are to be used.

4.2.10  Rust and Corrosion

If selected, the MRAP Mastiff MK3 shall undergo testing per GM 9540P for 176 cycles or in a road test, which duplicates the corrosion rates for 1010 carbon steel experienced in 176 cycles of GM9540P. Following the exposure, the vehicle will be evaluated for functionality and corrosion related damage. All components must remain functional throughout the duration of testing. Stage two corrosion on each major sheet metal subassembly shall be limited to 5% or less of the surface area, stage 1 corrosion shall be limited to 20% or less, and there shall not be any corrosion beyond stage two for the duration of testing. Corrosion stages shall be as defined by TM 4795-34. Localized concentrations of corrosion or paint failure exceeding 10% of a subcomponent, mating area, or other specifically identifiable construct or part shall require a change (to the surface preparation, coating, application procedure, substrate material, assembly procedure, etc.) as appropriate to ensure the production-line MRAP Mastiff MK3 is more resistant to corrosion in the specific area

Annex B Page 42

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Control No: 03
Date: 04-13-11

displaying a problem. Disassembly of a representative number and type of components shall show no evidence of crevice or galvanic corrosion. The contractor shall implement corrective actions for all documented discrepancies.

MRAP Mastiff MK3 will be monitored throughout performance and initial fielding for detection of corrosion related failures. Individual components may be selected to undergo testing per GM 9540P for 176 cycles. Selection of components will be determined by IST based on material selection, complexity, and likelihood of corrosion related failure. The contractor shall provide all components to IST for testing. At the conclusion of testing, components must remain functional and any corrosion observed shall not exceed 20% stage 1 or 5% stage 2 as defined in TM 4794-34. The contractor shall implement corrective actions for all documented discrepancies.

4.2.10.1  Water Collection and Entrapment (Drainage)

Water Collection and Entrapment testing requirement shall be deleted.

4.2.11  Welding (Threshold)

To determine conformance to 3.1.13, the Contractor shall provide documentation substantiating the welding program involved with their Quality Program. All welding procedures, repair procedures, training programs and welder certifications will be evaluated per the Contractor provided welding program. Upon request, the Contractor shall make available all welder certification documentation. Workmanship specimens shall be per AWS Standards.

4.2.12  Safety (Threshold)

To determine conformance to 3.1.14, the Contractor shall certify that the vehicle and its accessories comply with all federal safety regulations and standards for Mastiff MK3 in this class. The Mastiff MK3 will be evaluated throughout testing to insure operator and maintainer safety.

4.2.12.1  Manpower

The following paragraphs define the MRAP Mastiff MK3 manpower requirements.

4.2.12.1.1  Operators

To determine conformance to 3.1.14.1.1, the Contractor will certify that no special skills are needed to operate the MRAP Mastiff MK3.

4.2.12.1.2  Maintainers

To determine conformance to 3.1.14.1.2, the contractor shall provide plans and process for maintenance.

Annex B Page 43

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.2.13  Identification and Markings (Threshold)

4.2.13.1  Marking

To determine conformance to 3.1.15.1, all markings will be inspected for the requirements as specified and using TM 4750-15/1 as a guide for registration marking. Markings will be inspected for correct application and acceptable workmanship.

4.2.13.2  Data Plates

To determine conformance to 3.1.15.2 the 1ST shall conduct a visual inspection.

4.2.14  Cooling System

To determine conformance to 3.1.16, the Contractor shall certify compliance with the standards specified in SAE J1436 and SAE J20 (T). The vehicle will be tested to verify the cooling requirements as specified and per TOP 2-2-607 (O). Hose clamps will be examined per SAE J1508. The complete cooling system will be examined for proper installation and evidence of leaks. The Contractor shall upon request also certify that the anti-freeze is non-toxic and complies with CID A-A-52624 (O).

4.2.14.1  Fan

To determine conformance to 3.1.16.1, the Mastiff MK3 will be tested to verify that the fan clutch or a multiple speed fan has an automatic positive lock-up (fan operating), in case of control system failure. The Mastiff MK3 will be examined to verify the requirements as specified.

4.2.15  Engine

To determine conformance to paragraph 3.1.17, the Contractor shall certify that the engine is capable of completing self-diagnostics. The Contractor shall certify that the engine is 370 HP CAT C7.

4.2.15.1  Air Cleaner

To determine conformance to 3.1.17.1, the Contractor shall provide a test certification that verifies the air cleaner shall have a minimum service life of 100 hours using AC Coarse Dust when fed dust at a zero visibility at 60% maximum engine air flow. The air cleaner system will be monitored throughout the test for the adverse effects of shock and vibration characteristics of the vehicle. The Mastiff MK3 will be examined to verify that the process of removing or reinstalling the filter element(s) requires no more than 2 minutes.

4.2.15.2  Air Restriction indicator

To determine conformance to 3.1.17.2, the Mastiff MK3 will be inspected to verify the requirements as specified.

4.2.16  Fuels (Threshold)

To determine conformance to 3.1.18, all testing will be performed using JP8 as the primary fuel. The Contractor shall certify that the engine is capable of operation in all environmental conditions as specified in 3.1.7.2 (inclusive) and at below 0° F (-17° C) using Diesel Fuel Artic Grade (DFA) as a secondary fuel. The Contractor shall certify that the vehicle can operate using diesel as alternative fuels.

Annex B Page 44

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Control No: 03
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4.2.17  Vehicle Lubricants (Threshold)

To determine conformance to paragraph 3.1.19, the Contractor shall certify that the vehicle lubricants are limited to OE (viscosity as specified for engine), GO and GAA in accordance with the POL for environmental conditions. The vehicle shall be examined to verify the requirements as specified.

4.218  Reserved

4.2.19  Electrical System (Threshold)

To determine conformance to 3.1.21, the Contractor shall certify that the vehicle has a 24-volt electrical system that conforms to FMCSR 393.29 and FMCSR 393.31. The vehicle will be examined/tested to verify the requirements as specified. The Mastiff MK3 electrical system will be monitored throughout testing to have no degradation when exposed to specified climatic elements, high-pressure washing and fording salt or fresh water to a depth of 36 inches. All components will be inspected for proper mounting, function, proper routing and evidence of chaffing.

4.2.19.1  Alternator (Threshold)

To determine conformance to 3.1.21.1, the Contractor shall certify that the 24-volt alternator produces 400 amps including reverse polarity protection. The alternator will be evaluated for proper operation under all conditions as specified. All components will be inspected for proper mounting, evidence of chaffing, and function.

4.2.19.2  Wiring (Threshold)

To determine conformance to 3.1.21.2, the vehicle will be inspected for all other requirements as specified. All wiring will be examined for proper mounting, evidence of chaffing, connector pin alignment, and electrical system function. No certification is required.

4.2.19.3  Lighting (Threshold)

To determine conformance to 3.1.21.3, the Contractor shall certify that lighting assemblies, reflectors and associated equipment comply with MIL-STD-1179, FMVSS 108, FMCSR 393.9, FMCSR 393.11, FMCSR 393.17, FMCSR 393.19, FMCSR 393.20, FMCSR 393.22, FMCSR 393.23, FMCSR 393.24, FMCSR 393.25, and FMCSR 393.26. The Mastiff MK3 will be inspected for all other requirements as specified. All lighting and associated equipment will be examined for proper position, secure installation, and function.

4.2.19.3.1  Blackout Lighting and Night Vision Devices

To determine conformance to 3.1.21.3.1, the Contractor shall certify that the spectral emission characteristics of blackout lights prevent emitting more that 10% energy within the 700 - 1100 nanometer wavelength region (near infrared). The Mastiff MK3 will be inspected to verify proper operation as specified.

Annex B Page 45

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WOLFHOUND Task	PROTECT — CONTRACT	Annex B
Approval Form		To TAF 019
(TAF)

Control No: 03
Date: 04-13-11

4.2.19.4  NATO Slave Receptacle (Threshold)

To determine conformance to 3.1.21.4, the Contractor shall certify the NATO slave receptacle meets the requirements as specified. The vehicle will slave start another vehicle and will be slave started by another vehicle. The components will be examined/tested for compliance.

4.2.19.5  Electrical Connector (Threshold)

To determine conformance to 3.1.21.5, the contractor shall certify the wiring harness and connector shall furnished and are able to mate the vehicle with the electrical system on a towed vehicle.

4.2.20  Windshield Wipers/Washers (Threshold)

To determine conformance to 3.1.22, the Contractor shall certify that the required electric design meets the requirements specified in SAE J198, FMCSR 393.78, and FMVSS 104. The Contractor shall further certify that the system is waterproof as specified in SAE J1455. The vehicle will be examined for the required windshield washer capability and the system will be inspected for proper installation, electrical and mechanical connections, and function

4.2.21  Wheels and Tires (Threshold)

To determine conformance to 3.1.23, the Contractor shall provide publicly available load ratings verifying the load rating of the proposed tires for the proposed tire loads and speeds. The wheels and tires will be inspected for all other requirements as specified.

4.2.12.1  Run Flat (Threshold)

To determine conformance to 3.1.23.1, the Contractor shall certify that the run flat kit passes the Finable test over the MRAP Mastiff MK3 mission profile. The Mastiff MK3, with the Tire Run Flat kit installed, shall be tested for all requirements as specified.

4.2.22  Crew Compartment Components, Hood, and Doors

4.2.22.1  Seat and Seat Belt (Threshold)

Seat and Seat Belt is deleted as the UK MOD has specified their seat and restraint configurations for driver and co-driver only, no crew accommodations.

4.2.22.1.1  Windows and Windshield (Threshold)

To determine conformance to 3.1.24.2, IST will provide examination.

4.2.22.1.2  Mirrors (Threshold)

Mirrors are deleted per MOD request.

Annex B Page 46

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WOLFHOUND Task	PROTECT — CONTRACT	Annex B
Approval Form		To TAF 019
(TAF)

Control No: 03
Date: 04-13-11

4.2.22.2  Heater/Defroster/ACNentilation (Threshold)

To determine conformance to 3.1.24.4, the vehicle air conditioner will be verified by Demonstration.

4.2.22.3  Controls, Displays, and Control Cables

To determine conformance to 3.1.24.6, all controls will be inspected for correct operation, proper mounting, ease of operation, and proper electrical connections. The Mastiff MK3 controls will be examined for all requirements as specified.

4.2.22.4  Vehicle Side Illumination (Threshold)

Vehicle Side Illumination is deleted per MOD request.

4.2.22.5  Horn (Threshold)

To determine conformance to 3.1.24.8, the Contractor shall certify that the horn meets the specified requirements. The horn and associated components will be checked for secure mounting, location, and function.

4.2.22.6  Gauges and Indicators

To determine conformance to 3.1.24.9, the Contractor shall either certify or provide certifications from the gauge manufacturers that the accuracy of all gauges meet or exceed the requirements as specified. The gauges and indicators will be examined for all requirements as specified. All gauges and associated hardware will be inspected for secure mounting, evidence of damage, and proper function.

4.2.22.7  Storage Compartments (Threshold)

Storage Compartment Requirements are deleted by MOD and the verification requirement 4.2.22.7 is removed.

4:2.22.8  Crew Protection (Threshold)

To determine conformance to 3.1.25, the MRAP Mastiff MK3 will be destructively tested. Direct fire (Ballistic) protection capability shall be verified through testing of armor coupons and exploitation of the vehicle. Mine blast and under hull IED protection shall be verified through live fire testing against one or more of the specified threats against specified areas of the vehicle(s) provided for testing. Side fragmentation and overhead protection shall also be verified through live fire testing against one or more of the specified threats on test Mastiff MK3. Test Mastiff MK3 shall be equipped with plywood mannequins to test for fragmentation injuries (penetration, spall, etc.). After test, the mannequins shall be removed from the test Mastiff MK3, inspected for any damage, the extent of the damage recorded and input into the ARL SLAD model to determine the incapacitation of the individual. Anthropomorphic dummies shall be used to measure accelerations, forces, and movements experienced by vehicle personnel during mine and under hull IED events. Blast overpressure shall be assessed using gauges affixed to the dummies or placed in a blast test device which would take the place of either a plywood or anthropomorphic dummy. Injury assessment criteria for blast overpressure and injuries due to bulk motion of the vehicle shall be determined using Walter Reed Army Institute of Research and/or US Army Aero Medical Research Laboratory standards.

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WOLFHOUND Task	PROTECT — CONTRACT	Annex B
Approval Form		To TAF 019
(TAF)

Control No: 03
Date: 04-13-11

4.2.23  Weapon Turret (Threshold)

To determine conformance to 3.1.26, the turret will be inspected throughout mobility testing for structural failures.

4.2.23.1  Turret Ballistic Protection

Turret Ballistic Protection is deleted per MOD Request

4.2.23.2  Turret Operation

Turret Operation is deleted per MOD Request.

4.2.23.3  Turret Communication

To determine conformance to 3.1.26.3, 1ST will test to ensure compliance.

4.2.24  Operating Environment Requirements

4.2.25 Electromagnetic Interference

Electromagnetic Interference testing is deleted per MOD request.

5  DEFINITIONS

5.1  Reliability

The probability that an item shall perform its intended function for a specified interval under stated conditions.

5.2  Availability

Operational Availability (AO) is calculated as the sum of operational time and standby time, divided by the sum of operational time, corrective maintenance time, preventative maintenance time, standby time, and administrative and logistics downtime. Achieved Availability (AA) is calculated as operational time divided by the sum of operational time, corrective maintenance time and preventative maintenance time.

5.3  Maintainability

A measure of the ability of an item to be retained in or restored to a specified condition when maintenance is performed by personnel having specific skill levels, using prescribed procedures, resources, and equipment at each prescribed level of maintenance and repair..

5.4  Mean Miles Between Preventive Maintenance (MMBPM)

The MMBPM equals the total miles driven divided by the number of preventative maintenance actions performed. A preventative maintenance action can include several maintenance tasks if the tasks are performed at the same scheduled interval. Example: 3,600-mile lubrication and a 7,200-mile service are considered one preventative action at the 7,200-mile interval since they are both performed, at that interval, together.

Annex B Page 48

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WOLFHOUND Task	PROTECT — CONTRACT	Annex B
Approval Form		To TAF 019
(TAF)

Control No: 03
Date: 04-13-11

5.5  Payload Allowance

5.5.1  Vehicle Curb Weight (VCW)

The VCW includes the vehicle with all vehicular attachments, accessories, full fuel tanks, all lubricants and coolant and driver.

5.5.2  Gross Vehicle Weight (GVWR)

The GVWR includes the vehicle curb weight plus payload capacity as limited to manufacturer suspension rating for maximum weight allocation and requirements are to be met with this GVWR weight rating.

5.5.3  Vehicle Shipping Weight (VSW)

The VSW includes the weight of the vehicle with all vehicular attachments, accessories, one-quarter tank of fuel and all lubricants and coolant.

5.5.4  Combat Load

The combat load at a minimum is the combined weight of the Command, Control, Communications, Computers, and Intelligence (C4l) + Electronic Warfare System (EWS) + 362 lbs/occupant + tare weight of vehicle.

5.5.5  Crew Compartment

The crew compartment is defined as the driver, co-driver and all passengers.

5.5.6  Duty Cycle/Mission Profile

All Mastiff MK3 shall operate in a high tactical mobility profile of 60% on road (to include highways and hard surfaces) and 40% off road (to include unimproved surfaces and cross country terrain). A breakdown of the mission profile is provided below:

Annex B Page 49

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Index of	PROTECT – CONTRACT	Annex C
Task Approval		To TAF/019
Forms (TAF)

SPECIAL CONDITIONS FOR TAF 019

1.                                       The following set out the ‘Special Conditions’ which shall apply to this Task Authorisation Form (TAF) Number 019 which is an Ad-Hoc Task in support of Cougar based platforms as requested by the Authority against the existing Wolfhound Contract (SUCV1/0208) SOR Item 27. These Special Conditions shall take precedence over those Conditions set out in the existing Wolfhound Contract (SUCV1/0208).

2.                                       The following Conditions contained within the Wolfhound Contract (SUCV1/0208) to which this TAF 019 is appended are not applicable to the MASTIFF III Talisman requirement as set out in this TAF 019 and as such have been excluded from this TAF 019:

Condition	Title

2.	Scope of Work
8.	Delivery
11.	Acceptance
13.	Reliability and Acceptance Trials
14.	Quality Assurance
18.	Government Furnished Supplies
19.	Special Jigs, Tools & Test Equipment
21.	Progress Reports, Progress Meetings and Design Reviews
26.	Marking of Articles
27.	Registration Plates and Allocation of Registration Numbers
29.	Supplier Development Scheme — Supplier Customer Performance
30.	Potential Hazard — Respirable Dust on Equipment Returned from Theatre
31.	Contractor on Deployed Operations (CONDO)
32.	Risk
33.	Option to Purchase Further Items
35.	Provision by the Contractor of the Training under Contract Items 11 and 13
39.	Liquidated Damages

3.                                       The following Conditions amend and replace the existing Conditions as set out in the existing Wolfhound Contract (SUVC1/0208) only in respect of the obligations as set out in this TAF 019.

Delete the current Condition 4 and Insert with the following amended Condition.

4.     SPECIFICATION AND BUILD STANDARD

4.1.                  Not Used

4.2.                  Work shall be carried out to the satisfaction of the Authority’s Project Manager as detailed at Box 2 of DEFFORM 111 or his authorised representative.

Annex C Page 1

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Task Approval		To TAF/019
Forms (TAF)

4.3.                  Any proposal by either party to modify the Performance Specification (or any deviation) shall be notified in writing to the other in accordance with DEF-STAN 05-57 (Configuration Management of Defence Material), giving full details of its reasons for the proposed modification (or deviation). Should the implementation of any proposed modification (or deviation) result in the Authority incurring costs (directly or indirectly on ordering spares, revising literature or modifying equipment) the modification shall not be incorporated in any article supplied under the Contract unless authorised in writing by the Authority’s Commercial Branch in accordance with Contract Condition 38. The Contractor shall be entitled to an equitable adjustment in price, schedule, and/or technical requirements for such modifications to the Performance Specification.

Delete the current Condition 5 and Insert with the following amended Condition.

5.                          RESPONSIBILITIES AS PRIME CONTRACTOR

5.1.                  The Contractor is hereby appointed as Prime Contractor and shall be entirely responsible for undertaking the work detailed in this Contract in accordance with the Terms and Conditions of this Contract.

5.2.                  The Contractor’s responsibilities in addition to those defined elsewhere in the Contract shall include but not limited to:

i)                             All work detailed in the Performance Specifications at Annexes A and B to this TAF.

ii)                          The placing, administration, control and management of all Sub-Contracts required to meet the requirement defined in the Contract, regardless of method by which the sub-contractor may be selected.

iii)                       Not Used

iv)                      Planning, programming and progressing of the work.

v)                         Providing the Authority with the information defined in the Contract, on schedule, to satisfy the Authority on a continuing basis that the work is proceeding in accordance with the Contract.

5.3.                  Not Used

5.4                     Should the Contractor fail to complete any part of the work or supply any of the Items as required by this TAF 019 to the reasonable satisfaction of the Authority and such failure is not caused by undue delays to the Contractor by the Authority, it shall be the Contractor’s responsibility to rectify that failure to the reasonable satisfaction of the Authority at no additional cost to the Authority.

5.5.                  Should the Authority formally or informally verify or express satisfaction with any design, drawing or data or if the Authority at any stage gives any advice or makes any comment or suggestion relating to any design, drawing or data under this Contract, the Authority shall not thereby incur any liability and the Contractor shall remain solely responsible for the proper performance of this Contract.

5.6.                  Any advice offered during the course of the Contract by the Authority, or any representative of the Authority shall be deemed to be given without responsibility on the part of the Authority and the

Annex C Page 2

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Index of	PROTECT – CONTRACT	Annex C
Task Approval		To TAF/019
Forms (TAF)

Contractor remains liable under the Contract to produce the Articles or perform the Services in accordance with the Contract.

5.7.                  Any alteration or change discussed between the representatives of the Contractor and the Authority, which is not formalised under a Contract Amendment or confirmed in writing by the Contracts Branch is not authorised under the Contract and there is no obligation on the Authority to accept.

Delete the current Condition 6 and Insert with the following Condition.

6.                          TECHNICAL ASSISTANCE TO THE AUTHORITY

6.1                     The Authority may engage third parties to assist it with this Contract, such third parties and the information to be released and facilities to be made available are to be notified to, and approved by the Contractor, such approval is not to be unreasonably withheld. The agreed third parties shall be deemed to be approved representatives of the Authority to whom the Contractor shall make available any information which it is permitted to release and any facilities as are solely necessary to enable them to fulfil their obligations to the Authority. Any information which the Contractor considers shall compromise the position of the Contractor in relation to the protection of proprietary and commercially sensitive information shall not be deemed ‘to be permitted to be released’ and the existence of such information shall be notified to the Authority.

6.2                     Any contract placed by the Authority for the services of third parties mentioned in Condition 6.1 above shall include such provisions necessary for the protection of all proprietary and confidential information and Intellectual Property rights under said Contract.

Delete the current Condition 6 and Insert with the following Condition.

7.                          PRICES & GAINSHARE

7.1                     From the outset, fair and reasonable prices for the Articles and any Services forming part of the work shall be agreed in accordance with DEFCON 643 (Price Fixing). As and when prices are agreed, the maximum provisional prices stated in this TAF shall be updated accordingly to reflect the agreed prices for each Item and noted in Appendix A to Annex Z to the Contract.

7.2                     Notwithstanding the provisions of DEFCON 643 (Price Fixing) all prices submitted to the Authority by the Contractor shall be subject to formal price investigation (Audit) by the Authority with the support of the Authority’s Commercial Project Enablement Team (CPET) Cost Analysis & Assurance Service (CAAS). Each of the Parties agrees to do all things reasonably necessary to facilitate and conclude the price investigation by the Authority. The CAAS audit shall be completed within three months of contract signature.

7.3                     The agreed fixed fair and reasonable prices shall be firm i.e. non-variable for the duration of the Contract and shall include all royalties, commercial agreements, cash and trade discounts, license fees, and UK taxes, with the exception of Value Added Tax (DEFCON 513 (Value Added Tax) refers).

7.4                     All prices include the cost of handling, packaging and transportation (including carriage insurance and freight) to the point of delivery or ex-works to the consignee and the cost of compliance with all the terms and conditions of the Contract. This does not include any required handling charges by any third party.

Annex C Page 3

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Index of	PROTECT – CONTRACT	Annex C
Task Approval		To TAF/019
Forms (TAF)

7.5                     The total of the fixed prices payable by the Authority to the Contractor for the Articles and/or Services shall not in any respect, without the authority in writing of the Authority’s Commercial Officer, exceed the provisional maximum prices for those Articles and/or Services as detailed in this TAF 019.

7.6                     In the event that fixed fair and reasonable prices have not been agreed within a period of three (3) months following Contract signature and provided that any agreement is not unreasonably withheld, the Parties shall refer to the dispute resolution procedures under set out in DEFCON 530 (Dispute Resolutions) to the Contract

7.7                     For the avoidance of doubt the provisional maximum prices stated in this TAF supersede any commitments by the Authority to the Contractor made prior to the date of this Contract.

7.8                     The prices do not include any taxes, duties, or other identifiable charges.

Gainshare

7.8                     Notwithstanding the Parties rights under DEFCON 650A (Reference to the Review Board of Questions arising under the Contract), the Contractor shall actively seek innovative approaches in reducing the cost of performing its obligations under this Contract. The Authority shall endeavour to assist the Contractor with this activity. In the event the Contractor is able to reduce the costs as detailed in Annex G (Equality of Information Pricing Statement) such that it results in a saving to the Contact prices, the Parties shall share any such saving in the following proportions, with the Authority’s share expressed first:

Labour hours at direct rates	50:50

Materials in relation to the BOM	40:60

7.9                     In accordance with (but not in addition to) the Contractors obligations under DEFCON 648 (Availability of Information) the Contractor shall clearly record, and make available at the request of the Authority, all costs associated with this Contract to allow the gainshare in Condition 7.8 to be applied. Further, the Contractor shall at quarterly intervals produce a detailed account of any savings made against the costs as detailed in Annex G (Equality of Information pricing statement) to the Contract. On completion of the Contract both Parties shall review such records and to the extent that savings have been achieved over and above those savings already accounted for and shared pursuant to Condition 7.8 (“additional savings”) and such additional savings result in further reductions to the Contract prices, the Parties shall share such additional savings in the ratios set out in Condition 7.8 The Authority reserves the right to deduct its share of any savings from any outstanding sum due to the Contractor upon completion of the Contract.

Delete the current Condition 6 and Insert with the following Condition.

12.                   PAYMENT AND INVOICING

12.1               Payments against this TAF 019 shall be made in US Dollars ($) and £ UK Sterling and shall be claimed in accordance with this Condition 12 and the Payment Plan at Annex D to this TAF 019.

12.2.            Not Used

Annex C Page 4

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Index of	PROTECT – CONTRACT	Annex C
Task Approval		To TAF/019
Forms (TAF)

12.3.            Not Used

12.4               Not Used.

12.5.            Not Used

12.6               Not Used

12.7               All claims for payment shall be made in accordance with DEFCON 522J (Payment under P2P).

SUPPLEMENTARY CONDITIONS

4.                                       The following Conditions are Supplementary to those Conditions stated in the existing Wolfhound Contract SUVC1/0208 and are incorporated in respect of this TAF 019 only.

SECTION 1 – DEFCONS

DEFCON 627(12/10) – Quality Assurance Representative for a Certificate of Conformity

43.                         WARRANTY

43.1                     The Contractor shall Warrant the Mastiff III THOR 15 and Attrition Base Vehicles for a period of twelve (12) months from the date of delivery to NP Aerospace Limited

44                            TRANSPARENCY

44.1                     For the purpose of this Condition the expressions

                                          “Transparency Information” shall mean the content of this Contract in its entirety, including from time to time agreed changes to the Contract, and details of any payments made by the Authority to the Contractor under the Contract;

                                          “Contractor Commercially Sensitive Information” shall mean the information listed in the Contractor Commercial Sensitive Information Annex F to this TAF 019 being information notified by the Contractor to the Authority which is acknowledged by the Authority as being commercially sensitive information.

44.2                     Notwithstanding any other term of this Contract, including DEFCON 531 where applicable, the Contractor understands that the Authority may publish the Transparency Information to the general public. The Contractor shall assist and cooperate with the Authority to enable the Authority to publish the Transparency Information.

44.3                     Before publishing the Transparency Information to the general public in accordance with Condition 44.1 above, the Authority shall redact any information that would be exempt from disclosure if it was the subject of a request for information under the Freedom of Information Act 2000 (“the Act”) or the Environmental Information Regulations 2004 (“the Regulations”) including the Contractor Commercially Sensitive Information.

Annex C Page 5

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Index of	PROTECT – CONTRACT	Annex C
Task Approval		To TAF/019
Forms (TAF)

44.4                     The Authority may consult with the Contractor before redacting any information from the Transparency Information in accordance with Condition 44.3 above. The Contractor acknowledges and accepts that its representations on redactions during consultation may not be determinative and that the decision whether to redact information is a matter in which the Authority shall exercise its own discretion, subject always to the provisions of the Act or the Regulations.

44.5                     For the avoidance of doubt, nothing in this Condition shall affect the Contractor’s rights at law.

45.                         GOVERNMENT DEFENSE PRIORITY ALLOCATION SYSTEM

45.1                     The Contractor shall not be liable, for any delays in delivery of vehicles under this TAF 019 where the delays result of U.S. Government contracts or subcontracts which have been assigned an ‘Applicable Priority Rating’ under the U.S. Government Defense Priority Allocation System (DPAS) taking priority over this TAF 019 or sub-contracts placed by the Contractor under this TAF 019. For the purpose of this Condition 45.1 ‘Applicable Priority Rating’ shall include all ratings identified as DO and DX. Any such delays shall be treated as a Force Majeure Event and shall be dealt with by the Parties in accordance with Condition 41 (Force Majeure) of the Contract.

Annex C Page 6

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Index of	PROTECT — CONTRACT	Annex D
Task Approval		To TAF/019
Forms (TAF)

MASTIFF III THOR 15 AND ATTRITION PAYMENT PLAN

Payment in respect of Item No. 27 of the Schedule of Requirements to Contract (DEFCON 110) for TAF 019 shall be made in accordance with Condition 12 (Payment and Invoicing) of the Contract and in accordance with the following Contract Payment Plan.

BASE VEHICLE PAYMENT

Provision of MASTIFF III THOR 15 and Attrition buy Base Vehicles in accordance with Annex A FPII Statement of Work (SOW) for the United Kingdom Mine Resistant Ambush Protected (MRAP) MASTIFF 6x6 DCS-13 dated 14 April 2011 and Annex B — MK 3 DOS 13 Performance Specification, 04-13-11, CONTROL # 03 for integration into the following variants:

SOR No TAF 019	Qty	Total Value per Base Vehicle (Max Price)		Payment upon Shipment of Base Vehicle (Max Price)			Payment upon Shipment of all Base Vehicles (Max Price)		Payment Retention. upon Vehicle Integration per Base Vehicle (Max Price)			Payment Retention upon Integration Vehicles (Max Price)	Retention for CAAS per Base Vehicle (Max Price)			Value of Payment Retention for CAAS per Base Vehicle (Max Price)		Total Value All Base Vehicles (Max Price)
		Value		%	Value		Value		%	Value		Value	%	Value		Value		Value
1a - 1b	13	$	[***]	85%	$	[***]	$	[***]	10	$	[***]	$ [***]	5%	$	[***]	$	[***]	$	[***]
1c	34	$	[***]	85%	$	[***]	$	[***]	10	$	[***]	$ [***]	5%	$	[***]	$	[***]	$	[***]
1d	47	£	[***]	95%	£	[***]	£	[***]	N/A	N/A		N/A	5%	£	[***]	£	[***]	£	[***]

NON VEHICLE PAYMENT PLAN

		Total Value per Delivered Item		95%	Payment on Delivery		Retention for GAAS		5%	Total Value
2.	A0001	n/a		Nil	Nil		Nil		Nil	Nil
	A0002	$	[***]	95%	$	[***]	$	[***]	5%	$	[***]
	A0003	n/a		Nil	Nil		Nil		Nil	Nil
	A0004	$	[***]	95%	$	[***]	$	[***]	5%	$	[***]
	A0005	$	[***]	95%	$	[***]	$	[***]	5%	$	[***]
	A0006	n/a		Nil	Nil		Nil		Nil	Nil
	A0007	$	[***]	95%	$	[***]	$	[***]	5%	$	[***]
	A0008	$	[***]	95%	$	[***]	$	[***]	5%	$	[***]
	A0009	$	[***]	95%	$	[***]	$	[***]	5%	$	[***]
	A0010	$	[***]	95%	$	[***]	$	[***]	5%	$	[***]

Annex D Page 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

		Total Value per Delivered Item	95%	Payment on Delivery	Retention for CAAS	5%	Total Value
	A0011	$[***]	95%	$[***]	$[***]	5%	$[***]
	A0012	$[***]	95%	$[***]	$[***]	5%	$[***]
	A0013	$[***]	95%	$[***]	$[***]	5%	$[***]
	A0014	$[***]	95%	$[***]	$[***]	5%	$[***]
	A0015	$[***]	95%	$[***]	$[***]	5%	$[***]
	A0016	$[***]	95%	$[***]	$[***]	5%	$[***]
	A0017	n/a	Nil	Nil	Nil	Nil	Nil
	A0018	n/a	Nil	Nil	Nil	Nil	Nil
3.	All	$[***]	95%	$[***]	$[***]		$[***]

Annex D Page 2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Index of	PROTECT – CONTRACT	Annex E
Task Approval		To TAF/019
Forms (TAF)

BASE VEHICLE DELIVERY SCHEDULE

Vehicle No SOR 1a–1c	Completion of Base Vehicles in Ladson and Ready for Shipment	Delivery Date of Base Vehicles to the UK	Vehicle No	Completion of Base Vehicles in Ladson and Ready for Shipment	Delivery Date of Base Vehicles to the UK
1	30/09/11	31/10/11	26	31/10/11	30/11/11
2	30/09/11	31/10/11	27	31/10/11	30/11/11
3	30/09/11	31/10/11	28	31/10/11	30/11/11
4	30/09/11	31/10/11	29	31/10/11	30/11/11
5	30/09/11	31/10/11	30	31/10/11	30/11/11
6	30/09/11	31/10/11	31	31/10/11	30/11/11
7	30/09/11	31/10/11	32	31/10/11	30/11/11
8	30/09/11	31/10/11	33	31/10/11	30/11/11
9	30/09/11	31/10/11	34	30/11/11	31/12/11
10	30/09/11	31/10/11	35	30/11/11	31/12/11
11	30/09/11	31/10/11	36	30/11/11	31/12/11
12	30/09/11	31/10/11	37	30/11/11	31/12/11
13	30/09/11	31/10/11	38	30/11/11	31/12/11
14	31/10/11	30/11/11	39	30/11/11	31/12/11
15	31/10/11	30/11/11	40	30/11/11	31/12/11
16	31/10/11	30/11/11	41	30/11/11	31/12/11
17	31/10/11	30/11/11	42	30/11/11	31/12/11
18	31/10/11	30/11/11	43	30/11/11	31/12/11
19	31/10/11	30/11/11	44	30/11/11	31/12/11
20	31/10/11	30/11/11	45	30/11/11	31/12/11
21	31/10/11	30/11/11	46	30/11/11	31/12/11
22	31/10/11	30/11/11	47	30/11/11	31/12/11
23	31/10/11	30/11/11
24	31/10/11	30/11/11
25	31/10/11	30/11/11

Annex E Page 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Index of	PROTECT – CONTRACT	Annex E
Task Approval		To TAF/019
Forms (TAF)

NON VEHICLE DELIVERY SCHEDULE

SOR	Description	Qty	Status	First Delivery
2.

Provision of Eighteen (18) SDRLs in accordance with Paragraph 11 of Annex A FPII Statement of Work (SOW) for the United Kingdom Mine Resistant Ambush Protected (MRAP) MASTIFF 6x6 DCS-13 dated 14 April 2011

	A0001 - Program Status Report	1	Final	As Required
	A0002 - Risk Management Plan	1	Final	32 days*
	A0003 - Progress Report	1	Final	32 days*
	A0004 - Final Inspection Record (FIR)	1	Final	45 days*
	A0005 - Safety Assessment Report (SAR)	1	Final	62 days*
	A0006 - Copyright Release	1	Final	N/A
	A0007 - Configuration Management Plan	1	Final	62 days*
	A0008 - Indentured Bill of Material (IBOM)	1	Final	32 days*
	A0009 - PCA Plan	1	Final	62 days*
	A0010 - PCA (Audit)	1	Final	82 days*
	A0011 - FCA Plan	1	Final	62 days*
	A0012 - FCA (Audit)	1	Final	82 days*
	A0013 - Baseline Description Document	1	Final	62 days*
	A0014 - Certificate of Design	1	Final	62 days*
	A0015 - Configuration Status Accounting (CSA)	1	Final	As Required
	A0016 - Engineering Change Proposal (ECP)	1	Final	As Required
	A0017 - Request for Deviation (RFD)	1	Final	As Required
	A0018 - Meeting Minutes Report	1	Final	As Required
	A0019 – Quality and Internal Assurance Plan	1	Final	62 days*
3	Provision of the Mastiff III THOR E-BOM	1	Final	62 days*

* After Award of TAF 019 SOR Item 27 of contract SUVC1/0208 WOLFHOUND

Annex E Page 2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Index of	PROTECT – CONTRACT	Annex F
Task Approval		To TAF/019
Forms (TAF)

Contractor Commercial Sensitive Information

[To be inserted]

Annex F Page 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT – CONTRACT	Annex AA
Approval Form		To Contract
(TAF)		SUVC1/0208

Tactical Support Vehicle (TSV) Heavy

WOLFHOUND

UOR AO1404A

Task Approval Form (TAF) for the

Supply of MASTIFF III THOR 15 and Attrition Base Vehicles

Protected Mobility Team (PMT)

Issue:	7

Issue Date:	18th April 2011

Number of Pages:	78 including front cover

SUV File Reference:	SUVC1/0208/19

THIS DOCUMENT IS THE PROPERTY OF HER BRITANNIC MAJESTY’S GOVERNMENT, and is issued for the information of such persons only as need to know its contents in the course of their official duties. Any person finding this Document should hand it to a British forces unit or to a police station for its safe return to the MINISTRY OF DEFENCE, D Def Sy, Main Building, Whitehall, LONDON SW1A 2HB, with particulars of how it was found. THE UNAUTHORIZED RETENTION OR DESTRUCTION OF THE Document MAY BE AN OFFENCE UNDER THE OFFICIAL SECRETS ACTS 1911-89. (When released to persons outside Government service, this Document is issued on a personal basis. The recipient to whom it is entrusted in confidence, within the provisions of the Official Secret Acts 1911-89, is personally responsible for its safe custody and for seeing that its contents are disclosed only to authorized persons.)

Protected Mobility Team (PMT) Defence Equipment & Support Spruce 3a #1302 MoD Abbey Wood Bristol BS34 8JH

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT – CONTRACT	Annex AA
Approval Form		To Contract
(TAF)		SUVC1/0208

Amendments

Issue No.	Date	Incorporated by	Details of change
1.1	28/01/11	PMT	First Draft
2.0	06/04/2011	IST /FPII	Second Draft
3.0	12/04/2011	FPII	Third Draft
4.0	12/04/2011	PMT	Changes incorporated due to quotation being received
5.0	13/04/2011	IST	Delivery plan and minor modifications
6.0	15/04/2011	PMT	Changes incorporated due to new SOW being received
7.0	18/04/2011	PMT	Changes incorporated due to vehicle no changes

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex AA
Approval Form		To Contract
(TAF)		SUVC1/0208

TASK APPROVAL FORM (TAF)

Final

PART 1 - TASKING IDENTIFICATION

Tasking Order Number	SUVC1/0208/TAF/ 019	Issue & Date	18/04/2011	Originator Reference Number

Title of Task	Supply of MASTIFF III THOR 15 (Qty 13) and Attrition (Qty 34 )Base Vehicles

Sponsor: IPT Leader/ Project Manager	Matthew Knowles	Postcode	BS34 8JH

Post	MASTIFF Project Manager	Telephone No:	07989342237

Address	Protected Mobility Team	Fax No:	01179 1 36912

	Spruce 2a #1204	E-mail	DESLECWG-PMT-HvyProjMgr1@mod.uk

Internal Accounting Information

UIN	P2673B (THOR 15) D1832E (Attrition)

VAT CODE	Fl

IAC/RAC	BWE080

PROJECT CODE	P980087000 (THOR 15) P980074900 (Attrition)

Timeframe for submission of proposals	Working Days

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex AA
Approval Form		To Contract
(TAF)		SUVC1/0208

1. Schedule of Requirements

Item No	Description	Qty	Max Price Each $ and £ (Completed by Contractor)		Max Price Total $ and £
1.

Supply of MASTIFF III THOR 15 and Attrition Base Vehicles in accordance with Annex A FPII Statement of Work (SOW) for the United Kingdom Mine Resistant Ambush Protected (MRAP) MASTIFF 6x6 DCS-13 dated 14 April 2011 and Annex B — MK 3 DCS 13 Performance Specification, 04-13-11, CONTROL # 03 for integration into the following variants:

	a. MASTIFF III Improvised Explosive Device Disposal (IEDD) Vehicles	7	$	[***]	$	[***]
	b. MASTIFF III Electronic Counter Measures (ECM) Vehicles	6	$	[***]	$	[***]
	c. Troop Carrying Variant (TCV)	34	$	[***]	$	[***]
	d. IST G&A Recovery	47	£	[***]	£	[***]

2

Provision of Eighteen (18) SDRLs in accordance with Paragraph 11 of Annex A FPII Statement of Work (SOW) for the United Kingdom Mine Resistant Ambush Protected (MRAP) MASTIFF 6x6 DCS-13 dated 14 April 2011

		See Annex E	$	[***]	$	[***]

3	Non Recurring Engineering (NRE) for the MASTIFF III THOR 15 Base Vehicles — Delivery of E BOM	1	$	[***]	$	[***]

The work described in the Statement of Work (below) is ordered for the duration given.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex AA
Approval Form		To Contract
(TAF)		SUVC1/0208

2.  Statement of Work

Task Title: Supply of MASTIFF III THOR 15 (Qty 13) and Attrition (Qty 34) Base Vehicles

Supply of MASTIFF III THOR 15 and Attrition Base Vehicles only in accordance with Annex A FPII Statement of Work (SOW) for the United Kingdom Mine Resistant Ambush Protected (MRAP) MASTIFF 6x6 DCS-13 dated 14 April 2011 and Annex B — MK 3 DCS 13 Performance Specification, 04-13-11, CONTROL # 03 for integration into the following variants:

a)     MASTIFF III Improvised Explosive Device Disposal (IEDD) Vehicles

b)    MASTIFF III Electronic Counter Measures (ECM) Vehicles

c)     Troop Carrying Variant (TCV)

Deliverables: Outputs required; milestones, reports, software, demonstrations etc.

Qty 47 MASTIFF III THOR 15 (13) and Attrition (34) Base Vehicles for integration into the variants detailed above.

Provision of SDRL’s A001 to A0019 and MASTIFF III THOR E-BOM

Government Furnished Assets:	Delivery Schedule:

Nil	See Annex E

Payment Schedule: See Annex D

Acceptance Criteria:

Vehicle Acceptance shall be achieved upon Shipment of the Base Vehicles from Ladson, USA.

SDRL Acceptance shall be achieved upon confirmation of receipt by the Project Manager within 1 month of delivery

Sponsor Details:
Matthew Knowles
MASTIFF Project Manager

Signature:	Date:

3. Order Conditions

All Tasking shall be subject to the Terms and Conditions of Contract SUVC1/0208 supplemented by any additional Conditions (if required) shown below.

The two together become a binding Contract at the time of signature of this TAF.

Modified and/or Special and Supplementary Conditions are detailed at Annex C to this TAF 019; these shall cease to apply once Contract PMT/0012 (Manufacture and Supply Integrated Cougar Vehicles) is placed.

In the event that the Parties are unable to agree Terms and Conditions under Contract PMT/0012 then the Authority shall be obliged to take ownership of the Base Vehicles supplied under this TAF 019.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex AA
Approval Form		To Contract
(TAF)		SUVC1/0208

4. Dates for the Commencement and Completion of the Work

Commencement Date: Date of signature of the TAF	Delivery/Completion Date See Annex E

PART 2.  PRICE PROPOSAL & CONTRACTOR AUTHORISATION

Contractors Proposal (including assumptions & dependencies): For details of the prices see FPII proposal FP10-0254 dated 06th April 2011 and IST Proposal dated 08th April 2011.

Total Maximum Prices $ and £

Total Maximum price	$27,408,819.89

£ 594,550.00

Approval	Position	Signature	Date

PART 3.  AUTHORITY AUTHORISATION

Please note that approval may only be granted by Officers who hold an appropriate licence or delegation, or a nominated representative (to whom powers have been delegated).

Approval	Position	Signature:	Date
Project Manager
Commercial Officer
Finance Officer

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex AA
Approval Form		To Contract
(TAF)		SUVC1/0208

Please note only when in possession of the authorised TAF shall the contractor commence with any work. The Contractor shall acknowledge receipt of an authorised TAF by completing Part 4 and returning it to the Authority within five (5) working days of receipt.

PART 4. ACKNOWLEDGEMENT OF ORDER [Note C]

Approval	Position	Signature:	Date
Acknowledgement by (Contractor)

Please note that the Commercial Officer must distribute copies to all stakeholders including the Bill Paying authority together with a duly completed DEFFORM 57A.

PART 5. COMPLETION OF TASK & FINAL PRICE

Approval	Position	Signature:	Date
Acknowledgement by (Authority’s Project Manager)
Authorised by (Authority’s Commercial Officer)
	FINAL PRICE	£[insert Final Price law Condition 24]

PART 6. RECORD OF AUTHORISED CHANGES [See Note A]

CHANGE ISSUE NUMBER	DATE OF ISSUE	COMMENTS / REASON FOR CHANGE

NOTES & INSTRUCTIONS

(A)                  The date and issue number must be raised incrementally whenever the Task is reissued; additionally the “Record of Authorised Changes” section should be completed as appropriate;

(B)                    The Contractor shall provide full pricing details on the pricing basis requested by the Authority including a price breakdown;

(C)                    The Contractor must return a signed copy to the Authority within 5 Working Days in acknowledgement of receipt of the final Task Approval Form.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Task	PROTECT — CONTRACT	Annex AA
Approval Form		To Contract
(TAF)		SUVC1/0208

(E)         On receipt of the order acknowledgement from the Contractor, the Authority’s Commercial Officer must send a copy of the Task Approval Form together with a DEFFORM 57A to the Authority’s Bill Paying Authority.